Exhibit 99.1

2025 INVESTOR DAY November 18, 2025

Forward Looking Statements This presentation, as well as other statements made by Aptiv PLC (the “Company”), contain forward - looking statements that reflec t, when made, the Company’s current views with respect to current events, certain investments and acquisitions and financial performance. Such forward - looki ng statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual re sul ts of the Company to be materially different from any future results. All statements that address future operating, financial or business performance or the Com pan y’s strategies or expectations are forward - looking statements. Factors that could cause actual results to differ materially from these forward - looking statements i nclude, but are not limited to, the following: global and regional economic conditions, including conditions affecting the credit market; global inflationary pre ssu res; uncertainties created by the conflict between Ukraine and Russia, and its impacts to the European and global economies and our operations in each country; uncertai nti es created by the conflicts in the Middle East and their impacts on global economies; fluctuations in interest rates and foreign currency exchange rates; the cy cli cal nature of global automotive sales and production; the potential disruptions in the supply of and changes in the competitive environment for raw material and ot her components integral to the Company’s products, including the ongoing semiconductor supply shortage; the Company’s ability to maintain contracts that are cr itical to its operations; potential changes to beneficial free trade laws and regulations, such as the United States - Mexico - Canada Agreement; the effects of signifi cant increases in trade tariffs, import quotas and other trade restrictions or actions, including retaliatory responses to such actions; changes to tax laws; fut ure significant public health crises; the ability of the Company to integrate and realize the expected benefits of recent transactions; the ability of the Company to a chi eve the intended benefits from, or to complete, the proposed separation of its Electrical Distribution Systems business; the ability of the Company to attract, mot iva te and/or retain key executives; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its u nio nized employees or those of its principal customers; and the ability of the Company to attract and retain customers. Additional factors are discussed under t he captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Sec uri ties and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affe ct the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. Aptiv disclaims any inte nti on or obligation to update or revise any forward - looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law. 2025 Investor Day | November 18, 2025 | Aptiv 2

Use of Non - GAAP Financial Information This presentation contains information about the Company’s financial results which are not presented in accordance with GAAP, in cluding adjusted revenue CAGR, free cash flow, adjusted EBITDA and adjusted EPS. Management believes the non - GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and liquidity. In parti cul ar, management believes that each of adjusted revenue CAGR, free cash flow, adjusted EBITDA and adjusted EPS is a useful measure in assessing the Company’s ongoin g f inancial performance that, when reconciled to the corresponding GAAP measure, provides improved comparability between periods through the exclusion of c ert ain items that management believes are not indicative of the Company’s core operating performance and that may obscure underlying business results and tre nds. Management also uses these non - GAAP financial measures for internal planning and forecasting purposes. Such non - GAAP financial measures are reconciled to t he most directly comparable GAAP financial measures in the attached supplemental schedules in the appendix. Non - GAAP measures should not be considered in is olation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled mea sur es of other companies. 2025 Investor Day | November 18, 2025 | Aptiv 3

Agenda and Speakers Betsy Frank SEGMENT SPEAKER Javed Khan Joseph R. Massaro Varun Laroyia - Kevin P. Clark Joseph T. Liotine Varun Laroyia All Speakers Kevin P. Clark Chair and Chief Executive Officer Varun Laroyia Executive Vice President and Chief Financial Officer Joseph R. Massaro Vice Chair and President, Engineered Components Javed Khan Executive Vice President and President, Intelligent Systems Jose ph T. Liotine Executive Vice President and President, Electrical Distribution Systems - Welcome Strategic Overview Intelligent Systems O verview Engineered Components O verview Aptiv Financials Break Electrical Distribution Systems Overview Electrical Distribution Systems Financials Q&A Conclusion and Lunch 2025 Investor Day | November 18, 2025 | Aptiv 4

STRATEGIC OVERVIEW November 18, 2025 Kevin P. Clark Chair and Chief Executive Officer 2025 Investor Day

Introduction 2025 Investor Day | November 18, 2025 | Aptiv 6 OVERVIEW OF TODAY’S PRESENTATION Context on Aptiv and the markets in which we operate Strategy, business model, and next steps in creating shareholder value Overview of Electrical Distribution Systems (EDS) Strategic update on New Aptiv

Proven Strategy and Resilient Business Model 2025 Investor Day | November 18, 2025 | Aptiv 7 LONG TRACK RECORD OF DISCIPLINED EXECUTION CREATING SHAREHOLDER VALUE Built a comprehensive product portfolio of optimized hardware and software solutions that capitalize on key secular trends Expanded into other end markets by leveraging proven automotive portfolio and capabilities, strengthened through strategic acquisitions Created shareholder value through earnings growth and disciplined capital allocation Created a robust operating model that aligns commercial, engineering, manufacturing, and supply chain capabilities

Automotive Trends: Same Direction, Different Pace

WHILE TIMING HAS SHIFTED, KEY GROWTH DRIVERS REMAIN INTACT

DIVERGENT GROWTH OPPORTUNITIES

Aptiv Automotive Total Addressable Market (TAM), $ Billions



TAM CAGR
Vehicle Production CAGR
7%
3%
4%
1%
~$145
~$175
~$210
Intelligent Systems (IS)
Engineered Components (EC)
Electrical Distribution Systems (EDS)
~$55
~$30
~$60
8%
8%
5%
~$70
~$35
~$70
6%
4%
2%
~$95
~$40
~$75
2022
2025E
2030E

TRENDS CONTINUE TO DRIVE GROWTH ABOVE PRODUCTION

1%

Vehicle Production
- Global production expected to remain muted through 2030E
- China expected to slow to 1% from 2025-2030E vs. 7% in 2022-2025E

+3%

xEV Penetration
- Slower BEV penetration in North America and Europe
- Strong BEV and PHEV growth in China

Software-Defined E/E Architecture Penetration
- Slower transition in North America and Europe
- Zonal architectures remain north star for most OEMs

ADAS + In-Cabin Feature Penetration
- Accelerated growth in L2 and above, led by China
- Continued mix shift to higher ADAS levels (L2+/L2++/L3)
- Growing penetration of other software-defined features (e.g., advanced digital cockpits, in-cabin sensing)

8 *2025 Investor Day | November 18, 2025 | Aptiv*

APTIV

Leading to Different Opportunities and Strategies 9 REQUIRES DIFFERENT CAPITAL ALLOCATION PRIORITIES ELECTRICAL DISTRIBUTION SYSTEMS INTELLIGENT SYSTEMS Formerly: Advanced Safety & User Experience ENGINEERED COMPONENTS Process innovation, executed at global scale Product innovation, amplified by robust operating model BUSINESS ORIENTATION Driven by content growth and electrification Driven by software - defined features, next - gen architectures, and electrification AUTOMOTIVE OPPORTUNITY Early stages of penetrating target markets Established position, with opportunity to further penetrate multiple markets OTHER END MARKET OPPORTUNITY • Increase efficiency through further process automation • Return cash to shareholders through dividends • Pursue bolt - on M&A to drive additional scale • Organic and inorganic investments to: – Further enhance and expand product portfolio – Strengthen position in other end markets • Return excess cash to shareholders CAPITAL ALLOCATION PRIORITIES + 2025 Investor Day | November 18, 2025 | Aptiv

Resulting in Next Phase of Strategic Portfolio Evolution 2025 Investor Day | November 18, 2025 | Aptiv 10 z SPIN - OFF OF EDS SEGMENT CREATES TWO WELL POSITIONED PUBLIC COMPANIES Intelligent Systems Engineered Components Segments 2028E 2025E $14 - $15B $12.4B Revenue 1 ~21% 19% EBITDA 2 Margin ~$4B (2026E - 2028E) Cumulative FCF 3 Example Customers 4 New Aptiv Leading provider of hardware and software solutions from sensor to cloud Electrical Distribution Systems Segments 2028E 2025E ~$10B $8.6B Revenue 1 ~12% 10% EBITDA 2 Margin ~$1B (2026E - 2028E) Cumulative FCF 3 Example Customers 4 Electrical Distribution Systems Leading provider of low - and high - voltage power, signal, and data distribution solutions N. American Space OEM N. American EV OEM Note: 1. 2025E Revenue between New Aptiv and EDS will not sum to established 2025E Total Aptiv revenue guidance midpoint prov ide d at 3Q 2025 Earnings due to eliminations between segments. 2. EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP. 3. Free cash flow defined as Op era ting cash flow less Capital expenditures. See Appendix for detail and reconciliation to US GAAP 4. Customers cited for New Aptiv and EDS are illustrative, not exhaustive.

2025E REVENUE | $8.6B KEY METRICS EDS Overview 2025 Investor Day | November 18, 2025 | Aptiv 11 LEADING PROVIDER OF LOW - AND HIGH - VOLTAGE SIGNAL, POWER, AND DATA DISTRIBUTION SOLUTIONS Revenue from EDS - influenced E/E architectures 2 >75% Revenue from content on 21 of 25 top global vehicle platforms 1 45% Revenue with top global automakers 10 of 10 Global manufacturing facilities 76 Hourly workforce in best cost countries 95% Low Voltage 89% High Voltage 11% North America 41% Europe, Middle East and Africa 24% Asia Pacific 32% Rest of World 3% Automotive 90% Commercial Vehicle 10% Other Industrials <1% Product Groups Regions End Markets Notes: 1. 2025E, Represents % of annual revenue attributable to top 25 global vehicle programs, of which EDS has content on 21. 2. 2025E, Represents % of revenue not attributable to Build to Print ( BtP ) architectures.

EDS Competitive Advantage 2025 Investor Day | November 18, 2025 | Aptiv 12 GLOBAL SCALE AND DIFFERENTIATED FULL - SERVICE CAPABILITIES Major Manufacturing Centers (58) 1 Engineering Centers (6) ARCHITECTURE OPTIMIZATION Deep technical expertise and proprietary tools enabling full systems architecture solutions Ability to create customer value with full - service solutions or build - to - print enhancements Global Scale MANUFACTURING • Proprietary design and automation processes improving quality, cost, and throughput • Efficient operations delivering in - region production and best - in - class responsiveness Resilient, Integrated, Localized SUPPLY CHAIN • Rapid order - to - delivery powered by advanced lean tools and adaptive planning • End - to - end supplier traceability through digital twin ensuring continuity and risk mitigation Note: 1. Major Manufacturing Centers are a sub - category of Manufacturing Facilities.

2025 Investor Day | November 18, 2025 | Aptiv 13 FURTHER STRENGTHEN MARKET LEADING POSITION • Increase share by leveraging full - service capabilities and best - in - class operating model • Leverage scale and capabilities in Automotive and other high - value end markets CONSISTENTLY DELIVER STRONG FINANCIAL RESULTS • Sustain Automotive revenue growth and strategically augment in target end markets • Leverage scale for strong free cash flow generation CONTINUE TO OPTIMIZE COST STRUCTURE • Leverage design capabilities and tools to expand automation deployment • Continue to optimize manufacturing footprint DELIVER INCREMENTAL VALUE THROUGH DISCIPLINED CAPITAL DEPLOYMENT • Competitive dividend to shareholders, with excess cash towards share repurchases • Invest in organic and inorganic growth opportunities EDS Business Priorities Post Separation UNLOCKING VALUE FOR SHAREHOLDERS AS AN INDEPENDENT COMPANY

2025E REVENUE | $12.4B KEY METRICS New Aptiv Overview 2025 Investor Day | November 18, 2025 | Aptiv 14 LEADING PROVIDER OF HARDWARE AND SOFTWARE SOLUTIONS FROM SENSOR TO CLOUD Engineered Components 53% Intelligent Systems 47% North America 35% Europe, Middle East & Africa 38% Asia Pacific 26% Rest of World 1% Automotive 76% Commercial Vehicle 10% Other Industrials 14% Software & Services 5% Revenue from markets outside Automotive $2.9B (24%) Patents granted and published applications >9K Revenue from customers shared between IS and EC 2 >75% Revenue from Software & Services 1 $0.6B (5%) Content on top platforms 10/10 Vehicle platforms 10/10 Aircraft models 5/5 US / Europe operator networks Automotive Commercial Aerospace Telecom Sensors & Compute 42% Product Groups Regions End Markets Notes: 1. 2025E, Does not include the value of embedded software and firmware sold in Sensors & Compute products. 2. IS – Intelligent Systems; EC – Engineered Components.

Strategy Creating Long Term Value 2025 Investor Day | November 18, 2025 | Aptiv 15 SECULAR TRENDS DRIVING GROWTH OPPORTUNITY • Automation, electrification, and digitalization transforming multiple end markets • Converging customer needs for advanced software and hardware solutions DIFFERENTIATED PRODUCT PORTFOLIO POSITIONED TO CAPTURE GROWTH IN EXPANDED MARKET • Enabling intelligence at the edge and end - to - end lifecycle management across multiple applications • Relevance in Automotive and other end markets presents large and growing addressable opportunity BEST - IN - CLASS OPERATING MODEL INCREASING COMPETITIVE MOAT • Commercial capabilities driving enhanced customer mix and broader market reach • Operational excellence powered by industry - leading engineering, manufacturing, and supply chain capabilities FOCUSED CAPITAL ALLOCATION UNLOCKING SHAREHOLDER VALUE • Continued organic and inorganic investment to strengthen portfolio and further penetrate other end markets • Return excess capital to shareholders EXECUTION DELIVERING ATTRACTIVE FINANCIAL PROFILE • Accelerating revenue growth across end markets • Margin expansion through revenue diversification, portfolio mix, and operational excellence NEW APTIV WELL POSITIONED ACROSS MULTIPLE END MARKETS

Secular Trends Transforming Multiple End Markets

SHAPING CUSTOMER NEEDS ACROSS APPLICATIONS AND MARKETS

EVOLVING NEEDS IN CORE MOBILITY

+

SAFE

THEN: Safety ADAS Features

NOW: L2++ Convenience Features

GREEN

THEN: Zero emissions through BEV

NOW: Electrification across BEV, PHEV & HEV

CONNECTED

THEN: 5G Connectivity and Data

NOW: Software-defined features, seamlessly updated with OTA

EMERGING DEMANDS IN OTHER INDUSTRIES

=

- Highly automated robots and drones for multiple use cases

- Increasing number of electrified devices
- Surging electricity demand from AI-focused data centers

- Software-defined consumer and enterprise ecosystems
- AI deployed at the edge (“Edge AI”) and continuously updated

BROADER SECULAR TRENDS

AUTOMATION

Technology performing complex tasks with minimal human intervention

ELECTRIFICATION

Powering devices at the edge and enabling infrastructure

DIGITALIZATION

Leveraging connected tech to deliver insights, transform operations, unlock value

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APTIV

Driving Demand for Optimized Software and Hardware ACROSS A WIDE RANGE OF MISSION - CRITICAL APPLICATIONS 17 BROADER SECULAR TRENDS… … ACROSS MULTIPLE END MARKETS … Core Mobility Aerospace & Defense Telecom & Datacom Diversified Industrial ADVANCED SOFTWARE (ON - DEVICE AND IN - CLOUD) • Enabling and deploying adaptive, real - time intelligence in physical systems • Open - architecture and modularity to support interoperability and scalability • Secure by design with continuous safety certification OPTIMIZED HARDWARE • Flexible and scalable to meet growing power, data, and processing demands • Optimized size, weight, and power without sacrificed performance or durability • Designed to enable automation across the value chain for quality and efficiency … DRIVING DEMAND FOR INTELLIGENCE AT THE EDGE THROUGH: AUTOMATION ELECTRIFICATION DIGITALIZATION 2025 Investor Day | November 18, 2025 | Aptiv

Comprehensive Portfolio Enables Intelligence at the Edge 2025 Investor Day | November 18, 2025 | Aptiv 18 ACT Safe and reliable execution THINK Intelligent, real - time decision - making OPTIMIZE Continuous improvement and lifecycle management SENSE Advanced, context - aware perception and monitoring ENABLING SOLUTIONS TO SENSE, THINK, ACT, AND OPTIMIZE SOFTWARE & SERVICES AI/ML - powered solutions spanning edge to cloud, supported by deep integration expertise ENGINEERED COMPONENTS Connection systems for low - and high - power and low - and high - speed applications SENSORS & COMPUTE Radars & cameras enabling advanced perception at the edge, high - performance compute platforms for edge AI

Investing to Enhance Portfolio of End Market Solutions

ADDRESSING MISSION-CRITICAL USE CASES TODAY, WHILE INVESTING IN EMERGING OPPORTUNITIES

	Core Mobility		Non-Automotive: Other Industrials		
	Automotive	Commercial Vehicle	Diversified Industrial	Aerospace & Defense	Telecom & Datacom
2025E Revenue	*~$9.5B*	*~$1.2B*	*~$1.0B*	*~$0.4B*	*~$0.3B*
Software & Services	Comprehensive Offerings	Comprehensive Offerings	Select / Feature Offerings	Select / Feature Offerings	Select / Feature Offerings
Sensors & Compute	Comprehensive Offerings	Comprehensive Offerings	Early Wins / Investing	Early Wins / Investing	Potential Future Opportunities
Engineered Components	Comprehensive Offerings	Comprehensive Offerings	Select / Feature Offerings	Select / Feature Offerings	Select / Feature Offerings

Comprehensive Offerings · Select / Feature Offerings · Early Wins / Investing · Potential Future Opportunities

INVESTING TO SUPPORT END MARKET DIVERSIFICATION

- **Enhance portfolio** to strengthen current market position and capture emerging applications
- **Expand certifications and regulatory approvals** to unlock new market opportunities
- **Expand go-to-market capabilities** to increase reach and penetration
- **Leverage ecosystem partnerships** to amplify channel access and solution sales

19 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

Example | ADAS in Automotive

INDUSTRY LEADER IN SCALABLE, COST-EFFECTIVE, SOFTWARE-DEFINED SOLUTIONS

SENSE → **THINK** → **ACT** → **OPTIMIZE**

Customer Needs Supported

SENSE	THINK	ACT	OPTIMIZE
Deep understanding of environment both inside and outside the vehicle	Fuse and interpret data for decision making and path planning in real time	Navigate safely and reliably in complex, dynamic environments	Improve algorithms and reliability via continuous fleet feedback

SOFTWARE & SERVICES
AI/ML Powered ADAS Software | VxWorks | Wind River Linux Wind River Studio

SENSORS & COMPUTE
Radars, Cameras, and PULSE™ Sensors | ADAS Domain Controller

ENGINEERED COMPONENTS
Data & Power Connectors | Highly Engineered Cable Fastening & Protection

VALUE DELIVERED

- Differentiated system performance across road types, weather conditions
- Seamless lifecycle management via OTA
- 15-30% cost savings vs. competition
- Flexibility on SoCs, with Aptiv software deployed on multiple solutions – including China-for-China
- Turnkey support and flawless launch; Over 4M L2+ systems shipped to date

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APTIV

Example | Avionics in Commercial Aerospace

ENABLING PERFORMANCE OF MISSION-CRITICAL SYSTEMS UNDER MOST EXTREME CONDITIONS

SENSE → **THINK** → **ACT** → **OPTIMIZE**

Customer Needs Supported

SENSE	THINK	ACT	OPTIMIZE
Monitor state of aircraft such as wind speed, attitude and nearby objects	Real-time flight movement decisions based on sensor inputs	Aircraft maneuver via precision control of engine and actuators	Avionics software improved using data accumulated over flights

SOFTWARE & SERVICES
VxWorks | Helix Hypervisor — Simulation Tools

SENSORS & COMPUTE

ENGINEERED COMPONENTS
Connectors | RF[1] Cable Assemblies | Highly Engineered Cable Fastening & Protection

VALUE DELIVERED

- Highest level of safety and reliability, across hardware and software
- Optimized size, weight, power, cost & speed via design collaboration and customization
- 50% faster path to certification, leveraging experience from 600+ safety programs
- Software aligned with industry standards to maximize interoperability and reuse (FACE 3.2[2], MOSA[3])

GENERAL DYNAMICS · AIRBUS · Collins Aerospace · BOMBARDIER · BOEING

Notes: 1. RF – Radio Frequency; 2. FACE – Future Airborne Capability Environment Edition 3.2 (FACE 3.2), a US military standard for portable and reusable software architecture for avionics systems; 3. MOSA – Modular Open Systems Approach.

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APTIV

Example | 5G in Telecom

PROVIDING BACKBONE TO 5G INFRASTRUCTURE ENABLING SEPARATION OF SOFTWARE FROM HARDWARE

SENSE → **THINK** → **ACT** → **OPTIMIZE**

Customer Needs Supported

SENSE	THINK	ACT	OPTIMIZE
Continuously assess system and service health across 5G edge clouds	Detect patterns indicating performance or reliability risk	Execute corrective workflows to maintain uptime	Insights to improve 5G network resilience and lifecycle efficiency

SOFTWARE & SERVICES
Wind River Analytics | Wind River Conductor | Wind River Cloud Platform

SENSORS & COMPUTE

ENGINEERED COMPONENTS
Fiber Transmission & Routing | Highly Engineered Cable Protection

VALUE DELIVERED

- Mission-critical reliability with up to six-nines (99.9999%) uptime, proven by large-scale 5G deployments in the field
- Streamlined and automated 5G network operations, cutting staff hours up to 90%
- Up to 75% lower total cost of ownership vs. competitive solutions
- Tech stack flexibility and freedom from vendor lock-in enabled by open-source platform verizon TELUS vodafone Telefónica

22 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

DATA CENTER SERVERS Example | Enabling Future of Intelligence at the Edge 2025 Investor Day | November 18, 2025 | Aptiv 23 APTIV TECHNOLOGY TO ENABLE AI DEPLOYMENT IN EDGE DEVICES, AND AI TRAINING IN THE CLOUD SENSE THINK ACT OPTIMIZE Perception of surroundings via advanced sensors Real - time path planning and movement decisions leveraging AI Maneuvering through operating environments swiftly and safely Continuous improvement via data feedback loop and AI model training Customer Needs Supported DRONES ROBOTS ECOSYSTEM DELIVERING VALUE Edge AI partners help drive faster, more efficient penetration into emerging end markets Edge AI models trained & deployed Edge data flow to the cloud Software & Services Compute Sensors Engineered Components Key

Presenting Large and Growing Market Opportunity

BROADER END MARKET OPPORTUNITIES PROVIDE A TAILWIND FOR GROWTH AND MARGIN EXPANSION

NEW APTIV HAS CONTINUED OPPORTUNITY IN AUTOMOTIVE…

New Aptiv Total Addressable Market (TAM)
$ Billions



TAM CAGR
8%
5%
Vehicle Production CAGR
3%
1%
~$85
~$105
~$135
2022
2025E
2030E

… WITH UPSIDE IN OTHER INDUSTRIES



~$240
2030E

CAGR – 2025E-2030E

14% — **DIVERSIFIED INDUSTRIAL**
Increased automation leveraging advanced robotics

9% — **TELECOM & DATACOM[1]**
Continued buildout of 5G infrastructure and AI data centers

10% — **AEROSPACE & DEFENSE**
Aircraft upgrades, drone deployments, commercial space ventures

5% — **COMMERCIAL VEHICLE[2]**
Enhanced autonomy and in-cabin features in commercial and off-highway vehicles

5% — **AUTOMOTIVE**
Increasingly software-defined vehicles

Note: 1. Datacom end market includes only data center servers. 2. Commercial Vehicle end market includes both on- and off-highway vehicles, as well as other transportation modalities that are smaller in market size, including marine, rail, and transit.

24 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

Differentiating Through a Robust Operating Model 2025 Investor Day | November 18, 2025 | Aptiv 25 ENABLES APTIV TO DELIVER VALUE - ADD SOLUTIONS TO CUSTOMERS IN AUTOMOTIVE AND OTHER MARKETS • Open, modular, configurable products • Optimized solutions at system level • Integration, test & validation expertise • Strategic footprint close to customers • End - to - end supply visibility • In - region, for - region supply • Rapid qualification & replacement • Strong ecosystem of strategic partners • Proactive engagement based on needs • Account - based customer engagement • Product - centric pursuits • Winning with the winners • Flawless quality and on - time delivery • Global, cost - competitive footprint • In - house tooling and analytics • High levels of automation

Industry-Leading Engineering & Systems Capabilities

DEVELOPING AND DELIVERING HIGH-PERFORMANCE, COST-EFFECTIVE, SCALABLE SOLUTIONS

INNOVATIVE PRODUCT DEVELOPMENT

- Scalable, modular solutions built on deep customer insights
- Products and platforms delivering high performance, cost optimization, and open architecture for strategic flexibility

25+ YEAR OF EXPERIENCE IN SYSTEMS INTEGRATION, TEST, AND VALIDATION

- World-class labs and advanced simulation tools, supported by proprietary global test data
- Extensive cybersecurity and certification capabilities

INDUSTRY-LEADING SOFTWARE FACTORY

- Cutting-edge DevSecOps toolchain with automated build, test, and deployment processes
- Advanced AI tools for requirements traceability, code generation, and test optimization


11
MAJOR TECH CENTERS GLOBALLY[1]
>9K
PATENTS AND PATENT APPLICATIONS
>10K
HIGHLY SKILLED ENGINEERS
+25%
INCREASE IN SW DEVELOPER PRODUCTIVITY FROM ADVANCED TOOLS
Engineering Centers (23)
Major Technical Centers (11)[1]

Note: 1. Major Technical Centers are a sub-category of Engineering Centers.

26 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

Proactive, Resilient Supply Chain Management 2025 Investor Day | November 18, 2025 | Aptiv 27 TRACK RECORD OF PROACTIVELY MANAGING RISK AND NAVIGATING COMPLEX, MULTI - TIERED SUPPLY CHAINS >50 GLOBAL RISK EVENTS MITIGATED SINCE 2022 WITH ZERO LOST PRODUCTION DAYS 95% SUPPLIER VISIBILITY TO AT LEAST TIER 3 LEVEL 16 OEM CUSTOMERS ENGAGED WITH SUPPLY CHAIN RESILIENCY ASSESSMENTS 3 95% PARTS COVERAGE UNDER DIGITAL TWIN ROBUST, FLEXIBLE GLOBAL SUPPLY NETWORK • Enables ability to support customer - specific initiatives, including in - region, for - region content • Unlocks continuous optimization of product BOMs 1 through design improvements and VAVE 2 • Strengthens ability to mitigate cross - border tariff risks PROPRIETARY END - TO - END DIGITAL TWIN • Multi - level mapping of entire supply chain, including sub - suppliers • Systematic evaluations of product BOM “health,” including technological and geopolitical risk • AI - enabled risk sensing to inform dual sourcing, inventories • Strong track record of navigating supply disruptions and keeping customers connected Notes: 1. BOM – Bill of Materials. 2. VAVE – Value Analysis / Value Engineering. 3. Resiliency assessments include BOM health checks and sub - tier visibility mapping.

Global Manufacturing Scale and Regional Execution

PROCESS EXCELLENCE DRIVING FLAWLESS QUALITY AND COST OPTIMIZATION

BEST-IN-CLASS OPERATIONS

- Proven, standardized concepts and processes to deliver products at high quality, low defect rate
- Teams embedded with product development to optimize designs for manufacturing

IN-REGION, FOR-REGION PRODUCTION

- Regionalized manufacturing aligned with customer proximity while meeting global standards
- Cost competitive footprint with world-class 'mega-sites' to enable capex-lite scaling for customers around the world

HIGHLY DIGITIZED AND AUTOMATED PROCESSES

- Flexible automation and standardization, with in-house equipment design
- Integrated production control and planning with predictive analytics to optimize each step for efficiency, quality, uptime

76 MAJOR MANUFACTURING CENTERS[1]

>1.3B PARTS SHIPPED PER WEEK[2]

~300 MAJOR LAUNCHES PER YEAR

99.9% QUALITY[3]


Major Manufacturing Centers (76)[1]

Notes: 1. Major Manufacturing Centers are a sub-category of Manufacturing Facilities. 2. Assumes 260 manufacturing days and 50 manufacturing weeks per year. 3. Measured as inverse of PPM – Parts per Million.

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APTIV

Strong Commercial Capabilities

ENHANCING CUSTOMER AND PLATFORM MIX WHILE ACCELERATING GROWTH IN OTHER END MARKETS

ACCOUNT-BASED, PRODUCT-CENTRIC APPROACH

CUSTOMER AWARENESS

Promoting advanced product roadmap shaped by market trends and customer needs

PROACTIVE COLLABORATION

Leveraging unique value proposition of product solutions to shape customer specifications


Early Engagement
Advanced Development
Prospecting
RFI
RFQ
Pursuit
Negotiation / Award
Pre-launch
Change Mgmt
Development
SOP
Delivery / Supply
Delivery

ONGOING SUPPORT

Continuous engagement with NPS-driven feedback loops to ensure flawless delivery and identify new opportunities

LOCAL EXECUTION

In-region engineering and commercial resources to accelerate decision making and improve execution

IMPROVING AUTO CUSTOMER AND PLATFORM MIX

% Share of 2024-2025E YTD Bookings

>75%
North America
bookings on truck / SUV platforms

>50%
Europe
bookings on top 25 platforms

>65%
China
bookings from local OEMs

STRENGTHENING POSITION IN OTHER END MARKETS

2025E YoY Revenue Growth

9%
in **Industrial**

18%
in **Commercial Aerospace**

7%
in **Defense**

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APTIV

Beginning with a Strong Financial Position 2025 Investor Day | November 18, 2025 | Aptiv 30 $12.4B | 24% Non - Automotive REVENUE $2.3B | 19% EBITDA margin EBITDA 1 $5.50 (pro forma) EPS 1 ~$1B FREE CASH FLOW 2 2025E New Aptiv Financial O utlook SEPARATING AS A HIGHER GROWTH, HIGHER MARGIN COMPANY WITH STRONG FREE CASH FLOW Note: 1. EBITDA and EPS adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAA P. 2. Free cash flow defined as Operating cash flow less Capital expenditures. See Appendix for detail and reconciliation to US GAA P

Resulting in an Attractive Financial Profile

DRIVEN BY STRONG PRODUCT PORTFOLIO AND RESILIENT OPERATING MODEL

	Financial Framework through 2028E
REVENUE	Strong revenue growth[1] of **4-7%** per annum
EBITDA	**~200bps** of cumulative EBITDA[2] margin expansion
EPS	**Mid-teens growth rate** in EPS[2] with further upside through capital allocation opportunities
CASH FLOW	Generating **~$4B** of cumulative free cash flow[3] over 2026E-2028E
CAPITAL ALLOCATION	Enables investment in organic and inorganic growth opportunities, and the return of excess cash to shareholders

Notes: 1. Revenue CAGR excludes impact of FX and Commodities. See Appendix for reconciliation to US GAAP. 2. EBITDA and EPS adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP. 3. Free cash flow defined as Operating cash flow less Capital expenditures. See Appendix for reconciliation to US GAAP.

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APTIV

2025 Investor Day | November 18, 2025 | Aptiv 32 Secular Trends DRIVING GROWTH OPPORTUNITY IN AUTOMOTIVE AND OTHER MARKETS Differentiated Product Portfolio POSITIONED TO CAPTURE GROWTH ACROSS MARKETS Best - in - Class Operating Model INCREASING COMPETITIVE MOAT Focused Capital Allocation UNLOCKING SHAREHOLDER VALUE Focused Execution DELIVERING ATTRACTIVE FINANCIAL PROFILE Well Positioned to Create Long Term Value PROVEN BUSINESS MODEL TODAY; UNLOCKING VALUE TOMORROW; DRIVING S USTAINABLE VALUE IN FUTURE

INTELLIGENT SYSTEMS November 18, 2025 Javed Khan Executive Vice President and President, Intelligent Systems

Key Messages 34 Secular trends of Automation, Electrification, and Digitalization driving demand for advanced software and hardware solutions across multiple markets Software and hardware technology stack enabling intelligence at the edge in Auto, manifested across Active Safety, User Experience, and Smart Vehicle Compute Product portfolio enabling devices to Sense, Think, Act, and Optimize becoming increasingly relevant across other end markets demanding AI at the edge Translating into significant long term revenue growth across multiple markets and structural margin expansion with improving product and market mix Strong operational capabilities in software, systems integration, supply chain, and manufacturing ensure flawless delivery and drive cost optimization Differentiated software and hardware portfolio combined with unique operational capabilities Creating value by enabling intelligence at the edge across multiple end markets INTELLIGENT SYSTEMS 2025 Investor Day | November 18, 2025 | Aptiv

Intelligent Systems at a Glance

LEADING PROVIDER OF SW-DEFINED SOLUTIONS IN AUTO, WITH ACCELERATING GROWTH IN OTHER MARKETS

KEY METRICS

Revenue growth profile[1]	4-7%
EBITDA margin target[2]	~16.5%
Software revenue[3]	$0.6B

Content on top platforms:

Automotive	7/10	Vehicle platforms
Commercial Aerospace	3/5	Aircraft models
Telecom	4/5	US / Europe operator networks

2025E REVENUE | $5.8B



End Markets
Automotive 80%
Other Industrials 8%
Commercial Vehicle 12%



Regions
North America 39%
Asia Pacific 17%
Europe, Middle East and Africa 44%

OPERATIONAL PRIORITIES

- Solidify leadership as full-stack provider of software-defined solutions in Auto, while enhancing customer mix
- Continue to accelerate software sales, driving growth and margin expansion
- Further expand into other markets with edge platform and integrated solutions, leveraging unique execution capabilities
- Enhance portfolio and go-to-market through organic investments, strategic partnerships, and targeted M&A

Notes: 1. Measured as revenue growth CAGR over 2025E-2028E. 2. Measured as Adjusted EBITDA margin by 2028E. 3. 2025E, Does not include the value of embedded software and firmware sold in Sensors & Compute products.

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Secular Trends Driving Demand for Advanced Tech

HARDWARE AND SOFTWARE ENABLING NEW CAPABILITIES AT THE EDGE

SECULAR TRENDS…

- AUTOMATION
- ELECTRIFICATION
- DIGITALIZATION

… DRIVING MORE INTELLIGENCE TO THE EDGE …

SOPHISTICATED AUTONOMY CAPABILITIES

In Core Mobility	In Other Industries
L2+, L2++, and higher vehicles – often electrified – delivering “human-like” driving across diverse environments	More electrified devices at the edge with higher levels of autonomy, including robots and drones

CONTINUOUS CAPABILITY IMPROVEMENT & EXPANSION

Connected services drives analytics-based feature updates

… CREATING DEMAND FOR ADVANCED SOFTWARE AND OPTIMIZED HARDWARE

SOFTWARE (ON-DEVICE & IN-CLOUD)

- Edge AI for real-time, intelligent decision making
- Advanced tools for development, testing, and lifecycle management
- Open, modular software architecture
- Cybersecure with highest levels of functional safety

HARDWARE

- Advanced sensors for high accuracy perception
- Cost-effective, scalable High-Performance Compute
- Flexible, scalable architecture for sensors and compute to meet different configurations, requirements

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Tech Stack Enabling Intelligence at the Edge 37 ENABLING MACHINES TO SENSE, THINK, ACT, AND OPTIMIZE IN DIFFERENT ENVIRONMENTS … ENABLED BY SENSOR - TO - CLOUD TECH STACK Solutions that can sense, think, act, and optimize in the physical world INTELLIGENCE IN EDGE DEVICES….. Sensors Collect data from physical environment across multiple modalities Compute Execute advanced software and AI models at the edge efficiently Operating System & Middleware Maximize silicon use, ensure safe - criticality and optimize AI performance across wide range of SoCs Applications & AI Models Enable edge devices to perceive and perform complex actions autonomously, leveraging AI Cloud Tools Develop, deploy, and operate edge software via integrated and automated toolchains Software (On - Device & In - Cloud) Hardware OPTIMIZE ACT THINK SENSE 2025 Investor Day | November 18, 2025 | Aptiv

Portfolio Positioned to Win in Multiple End Markets 38 Sensors Compute OS & Middleware Applications & AI Models Cloud Tools PORTFOLIO WELL POSITIONED TO SERVE MULTIPLE MARKETS • Proven, full - system approach delivering cost - effective solutions in Automotive • Established presence of software & services in Telecom, A&D, and Industrial • Well positioned to expand sensing, compute, and application - specific software in other markets Updated product line structure reflects expanded end market focus Software & Services Sensors & Compute Active Safety Smart Vehicle Compute & Software User Experience Prior product line structure reflected vertical market solution which only applied to Auto 2025 Investor Day | November 18, 2025 | Aptiv PROVEN SENSOR - TO - CLOUD SOLUTIONS IN AUTO, ESTABLISHED PRESENCE I N OTHER MARKETS

Example | Gen 6 ADAS Platform

ENABLING ADAS SOLUTIONS UP TO HANDS-FREE DRIVING FOR ~70 MILLION VEHICLES GLOBALLY

OPTIMIZE

Cloud Tools
Wind River Studio tools for ADAS ML stack development, OTA updates, and data harvesting

ACT



Applications & AI Models
AI/ML-powered **Gen 6 software stack**, enabling human-like path planning and enhanced perception

THINK

Operating System & Middleware
Aptiv Middleware, VxWorks, and **Wind River Linux** enabling a modern, open, and containerized software architecture



Compute
ADAS domain controller running centralized intelligence and scaling across different autonomy levels

SENSE



Sensors
Radars, **cameras**, and **PULSE™** sensors providing 360° perception in all weather and lighting conditions

GLOBAL LEADER IN ADAS

Delivering optimized, turnkey systems as well as modular, scalable solutions

- **15-30%** Cost savings vs. competitive solutions across L0-L2++ configurations
- **4M+** Aptiv shipments of L2+ or higher systems
- **35M+** Vehicles with Aptiv sensor fusion
- **~$3B** Active Safety revenues in 2024

Full System L2/L2+ Customers

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Example | In-Cabin Experience

MORE CONNECTED USER EXPERIENCE BY UNITING SENSING, INFOTAINMENT AND OTHER DOMAINS

OPTIMIZE

Cloud Tools
Wind River Software and Services for accelerated feature development with virtual simulation

ACT



Applications & AI Models
Digital Cockpit applications including **Android Infotainment, Driver / Cabin Monitoring, enhanced audio,** and personalization features

THINK

Operating System & Middleware
Helix Hypervisor, VxWorks, and Wind River Linux enabling mixed-criticality, hosting both driver monitoring and infotainment features



Compute
Integrated Cockpit Controller for flexible, scalable support of driver information, interior sensing and consumer connectivity domains

SENSE



Sensors
Driver and Cabin Monitoring, and **Passive Occupant Detection Systems** (PODS) provide comprehensive understanding of occupancy

PERSONALIZING USER EXPERIENCE

Easily customizable solutions running on open platforms, supported by deep systems integration, test and validation capabilities

- **1st** To Market with Google Android Automotive OS
- **10-15%** Cost savings with the same performance vs. competitive solutions
- **20M+** Aptiv Integrated Cockpit Controller (ICC) systems shipped to date
- **16M+** Driver and/or Cabin Monitoring Systems (DMS/CMS) shipped to date
- **~$2B** User Experience revenues in 2024

ICC Customers: ZEEKR, 长城汽车 Great Wall Motors, Mahindra, Polestar

DMS/CMS Customers: DAIMLER TRUCK

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41 Example | Smart Vehicle Architecture OPTIMIZED AND UP - INTEGRATED SOLUTIONS SUPPORTING THE SOFTWARE - DEFINED VEHICLE ENABLING SW - DEFINED VEHICLES Uniting diverse applications across the full vehicle lifecycle running on optimized hardware Additional indirect cost savings over the life of the architecture Greater supply chain flexibility with hardware / SoC agnostic approach Direct cost savings for OEMs while enabling next - gen solutions 10 % To Market with Zone Controller for I/O (input/output) concentration 1 st Applications & AI Models Modern, service - based architecture supporting a cloud native approach and dynamic workload allocation across in - vehicle compute Cloud Tools Wind River Studio and Services for virtual testing of SVA platforms for speed to market and easy lifecycle management Compute Open Server Platform (OSP) supporting high performance compute for both domain specific and fused workloads Compute Power / Data Centers (PDCs) provide I/O (input / output) concentration of sensors, peripherals and actuators Operating System & Middleware Aptiv Middleware, VxWorks, and Wind River Linux and other software platform tools support an SoC agnostic approach SENSE THINK OPTIMIZE ACT 2025 Investor Day | November 18, 2025 | Aptiv Select Smart Vehicle Compute Customers

Track Record of Driving Intelligence at the Edge in Auto WELL POSITIONED TO LEVERAGE INTO OTHER APPLICATIONS STILL IN EARLY STAGES OF GROWTH 42 TRACK RECORD IN DELIVERING INNOVATION Aptiv First - to - Market Innovations >30% vs. ultrasonics - based system ~45M units produced in the industry in 2025 Addressable Market Annual Production (M) Highly Automated (L2 and above) Vehicles Highly Automated 2 Robots Highly Automated 2 Drones LOWERING COSTS TO COMMERCIALIZE ADVANCED TECHNOLOGY ENABLING SCALE IN AUTO… …AND POSITIONED TO BRING TO OTHER APPLICATIONS >30% vs. separate vision & radar systems >10% vs. standalone controllers >50% vs. vision - only ACC >25% vs. in - house development 42 >20% vs. standalone controllers Cost Savings 2015 2025 2030 2020 2025 2015 2000 2014 First integrated radar & vision system 2016 First integrated cockpit controller 2017 First multi - domain controller 2021 First turnkey L2+ system from Tier - 1 2025 First integrated radar & camera surround sensor 2030 1999 First radar - based ACC 1 2025 Investor Day | November 18, 2025 | Aptiv Notes: 1. ACC – Adaptive Cruise Control. 2. Highly automated robots and drones designated as those with advanced sensor set capable of autonomous navigation or flight. Chart is illustrative and not to scale.

Example | Industrial Warehouse Automation

ENABLING MOVEMENT, INTERACTIONS AND REAL-TIME DECISION MAKING IN THE PHYSICAL WORLD

OPTIMIZE

Cloud Tools
Wind River Software and Services for efficient software development, and **Conductor** for ongoing orchestration and updates of ML models

ACT



Applications & AI Models
End-to-End AI-powered stack for dynamic path planning & maneuvers in unpredictable environments, enabled by advanced fusion

THINK

Operating System & Middleware
Aptiv Middleware for software abstraction and software-defined system architecture, **VxWorks** for safety-critical control and **Helix Hypervisor** for safety via robust partitioning



Compute
Deep systems-integrations expertise for **High Performance Compute** running AI-powered workloads

SENSE



Sensors
Radars, Cameras and other sensors that enhance object classification and depth perception with machine learning

SUPPORTING INDUSTRIAL AI

Building full-stack solutions to enable industrial AI applications across silicon and accelerating growth via partnerships

- **~400** Active industrial customers using Wind River solutions
- **30+** SoC enablement planned in 2026, with a focus on AI chips
- **10+** Ecosystem partners to build integrated Edge AI solutions
- **10+** AI libraries supported across Wind River operating systems

Select Industrial Customers

Rockwell Automation, HITACHI, ABB, Schneider Electric, EMERSON, SIEMENS

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44 Example | 5G vRAN and O - RAN Telecommunications HIGHER NETWORK RELIABILITY AND GREATER FLEXIBILITY, AT LOWER TOT AL COST OF OWNERSHIP DELIVERING SIX - NINES UPTIME Easily customizable solutions running on open platforms, supported by deep systems integration, test and validation capabilities Cell sites running on Wind River technology globally 90K + Lower total cost of ownership vs. competitive solutions Up to 75% 99. 9999 % Reliability with ~0 downtime, proven by large - scale 5G deployments Applications & AI Models Wind River Analytics for detecting network performance or reliability risks, and identifying corrective workflows Cloud Tools Wind River Cloud Platform as distributed cloud infrastructure powering large - scale 5G networks Cloud Tools Wind River Conductor for deploying, updating and maintaining applications and infrastructure across 5G network, while orchestrating day - 2 operation tasks with “zero - touch” automation 1 st End - to - end fully virtualized 5G data session in the world Applications & AI Models Wind River Analytics for real - time visibility into the health of 5G edge cloud infrastructure SENSE THINK OPTIMIZE ACT 2025 Investor Day | November 18, 2025 | Aptiv Select 5G Customers

Significant Growth in Addressable Market

ADVANCED PORTFOLIO HIGHLY RELEVANT ACROSS OTHER MISSION CRITICAL EDGE AI APPLICATIONS

CONTINUED OPPORTUNITY IN AUTOMOTIVE …

IS Total Addressable Market (TAM)
$ Billions


TAM CAGR
Vehicle Production CAGR
8%
3%
6%
1%
~$55
~$70
~$95
2022
2025E
2030E

… WITH SIGNIFICANT UPSIDE BEYOND AUTO


~$155
2030E

CAGR – 2025E-2030E

- **22% DIVERSIFIED INDUSTRIAL** – Automation across industrial settings with robots powered by advanced perception and Edge AI
- **13% TELECOM & DATACOM[1]** – Virtualization of 5G radio access network (RAN), and surge in data center instances driven by AI boom
- **11% AEROSPACE & DEFENSE** – Drones leveraging mission-critical software platform, AI-powered perception, behavior, and path planning
- **8% COMMERCIAL VEHICLE[2]** – Enhanced autonomy, cockpit and connectivity functionalities in commercial and off-highway vehicles
- **6% AUTOMOTIVE** – More software, in-cabin, and compute content from penetration of ADAS, features, zonal architecture

Note: 1. Datacom end market includes only data center servers. 2. Commercial Vehicle end market includes both on- and off-highway vehicles, as well as other transportation modalities that are smaller in market size, including marine, rail, and transit.

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2025 Investor Day | November 18, 2025 | Aptiv 46 Video Played During Live Presentation

Cost-Efficient Innovation via Engineering Excellence

SOFTWARE-LED FULL LIFECYCLE ENGINEERING CAPABILITIES TO COMMERCIALIZE SAFETY-CRITICAL SYSTEMS

SOFTWARE FACTORY WITH TALENT, TOOL FOCUS

- Investing to further strengthen AI, software capabilities
- Ensuring continued competitiveness in the footprint and talent required to deliver next-gen programs

LEADING WITH PRODUCT INNOVATION

- Demonstrated history of market-leading innovations
- Continued adoption of modern software development approach and tools for agility and efficiency

DEEP EXPERIENCE IN INTEGRATING, VALIDATING, LAUNCHING SAFETY-CRITICAL SYSTEMS

- Experience in integrating and validating safety-critical components and systems with 9K+ tests annually
- Best-in-class labs and processes ensure wide test coverage, repeatability, and compliance



6
MAJOR TECH CENTERS GLOBALLY[1]
~7K
HIGHLY SKILLED ENGINEERS
~80%
ENGINEERS IN BEST COST COUNTRIES
80%
OF APTIV PROGRAMS USING WIND RIVER STUDIO DEVELOPER
+25%
INCREASE IN SW DEVELOPER PRODUCTIVITY FROM WIND RIVER STUDIO DEVELOPER
30%
ACCEPTANCE RATE BY DEVELOPERS FOR AI GENERATED CODE[2]
Major Technical and Engineering Centers (19)[1]

Notes: 1. Major Technical Centers are a sub-category of Engineering Centers. 2. Measured as average acceptance rate over 2025YTD.

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2025 Investor Day | November 18, 2025 | Aptiv 48 Video Played During Live Presentation

2025 Investor Day | November 18, 2025 | Aptiv 49 Video Played During Live Presentation

Supply Chain Moat: Flexible, Localized, Fully Mapped

COMPONENT-LEVEL VISIBILITY AND RESILIENCY FOR COMPLEX, SILICON-DEPENDENT PRODUCTS

SOC-AGNOSTIC AND LOCALIZED SUPPLY CHAIN

- Supports growing set of SoC architectures (7 ADAS, 5 UX software stacks today), enabling flexibility and avoiding vendor lock-in
- Localizes BOMs[1] to mitigate geopolitical risk, particularly with sourcing in China for China

COMPONENT-LEVEL VISIBILITY PROVIDES RESILIENCY

- 1M+ supply chain nodes mapped, providing deep traceability across materials and sub-suppliers
- 600 alternative semiconductor components pre-identified for rapid substitution during disruptions
- Validated by global OEMs as best-in-class supply chain performance

>85%
% OF CHINA BOMs THAT CAN BE LOCALIZED

12
SOC[2] PLATFORMS SUPPORTED ACROSS ADAS AND UX SOFTWARE STACKS *... AND GROWING*

95%
SUPPLIER VISIBILITY TO AT LEAST TIER 3 LEVEL

~99%
VISIBILITY ON SEMICONDUCTOR PARTS DOWN TO WAFER FAB

Note: 1. BOM – Bill of Materials. 2. SoC – System on Chip.

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Highly Automated and Cost Competitive Manufacturing

MEETING WIDE RANGE OF STANDARDS, ACROSS BOTH AUTO AND NON-AUTO MARKETS

STANDARDIZED OPERATIONS, FAST TO MARKET

- Leading manufacturing capabilities with high standardization
- End-to-end capabilities, from surface mount to final product assembly and testing

REGIONAL COST COMPETITIVE FOOTPRINT

- Localized facilities across regions enabling flexible scaling for global customers
- Wide coverage of standards across safety-critical industries

PROPRIETARY AUTOMATION & AI OPTIMIZATION

- Highly automated operations utilizing custom-designed equipment and proprietary processes
- AI-enabled software for tests, production monitoring and data analytics, strengthening productivity and quality



99.9%
QUALITY[1]
150+
MAJOR LAUNCHES PER YEAR
~30%
INCREASE IN REVENUE PER SQUARE FOOT[2] OVER PAST THREE YEARS
40M
FULLY AUTOMATED[3] ACTIVE SAFETY PRODUCTS / YEAR
Major Manufacturing Centers (9)[4]

Notes: 1. Measured as inverse of PPM – Parts per Million. 2. Measured over timeframe of 2022-2025E. 3. Only includes fully automated production cells; excludes logistics, loading, and unloading. 4. Major Manufacturing Centers are a sub-category of Manufacturing Facilities.

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Extending Commercial Reach Across Markets

VIA ROBUST AND MODULAR PRODUCT OFFERINGS AND EXPANDING ECOSYSTEM PARTNERSHIPS

ADDRESSING CUSTOMER NEEDS WITH MODULAR, SCALABLE PRODUCT SOLUTIONS

SOFTWARE & SERVICES

Korea-Based Global OEM
Differentiated in-cabin sensing solution

NA-Based Global OEM
L2+ ADAS system

Primarily Software & Services

servicenow — Integrated AI platform for on-premise cloud

vodafone — 5G O-RAN deployment across Europe

Schneider Electric — VxWorks on industrial hardware platform

SENSORS & COMPUTE

LEAPMOTOR — Full-stack ADAS for EU market

EMEA-Based EV OEM
Turnkey SDV L2/L2+ ADAS

Premium EU OEM
Next-gen UX for premium carlines

GEELY — L2 system on local SoC

Primarily Sensors & Compute

北汽集团 BAIC Group, CHERY — Zonal controllers for next-gen architectures

Japan-Based Global OEM
Radars for next-gen ADAS

LEVERAGING PARTNERS TO EXPAND GO-TO-MARKET REACH ACROSS MARKETS

servicenow, Capgemini, aws, Nota AI, LatentAI

NVIDIA, SAMSUNG, NXP, Axera 爱芯元智, indie, DEEPX, STRADVISION, Texas Instruments, MAXIEYE, intel

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Intelligent Systems Summary 53 Secular trends driving needs for intelligent, safety - certified software and powerful, efficient hardware, enabling solutions to Sense, Think, Act, and Optimize Aptiv a leader in scaling intelligence at the edge in Auto , evidenced by leading portfolio across Active Safety, User Experience, and Smart Vehicle Compute Comprehensive software and hardware technology stack poised to enable similar capabilities in Non - Automotive applications that are in early stages of growth Targeting 4 - 7% revenue growth 1 and ~16.5% EBITDA 2 margins through 2028 Product portfolio augmented by strong operational capabilities across software development, systems integration, supply chain, and manufacturing STRONG PRODUCT PORTFOLIO AND OPERATIONAL CAPABILITIES DRIVING SUSTAINABLE, PROFITABLE GROWTH 2025 Investor Day | November 18, 2025 | Aptiv Notes: 1. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for detail and reconciliation to US GAAP. 2. EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.

ENGINEERED COMPONENTS November 18, 2025 Joseph R. Massaro Vice Chair and President, Engineered Components

Key Messages 55 Secular trends driving demands for higher speed, data, and power connectivity of devices across industries Comprehensive portfolio of engineered components optimized for both performance and cost Industry - leading, scaled business in Automotive and growing position in other accretive end markets Resulting in sustainable and profitable growth and increasingly diversified business mix Operational excellence driving results, complemented by proven M&A strategy Intelligently connecting devices and systems from power to the edge Scalable portfolio of connectors, high performance interconnects, and cable management and protection solutions ENGINEERED COMPONENTS 2025 Investor Day | November 18, 2025 | Aptiv

OPERATIONAL PRIORITIES • Scale interconnect portfolio across existing end markets and customers • Drive growth in higher growth, higher margin products and markets, augmenting with bolt - on M&A • Drive more efficient manufacturing and engineering footprint • Leverage scale and capability to expand margin and cash flow 2025E REVENUE | $6.7B KEY METRICS Engineered Components at a Glance 2025 Investor Day | November 18, 2025 | Aptiv 56 STRONG FOUNDATION IN CORE MOBILITY; ONGOING EXPANSION INTO ACCRETIVE END MARKETS Automotive 74% Other Industrials 19% End Markets North America 30% Europe, Middle East and Africa 33% Asia Pacific 35% Rest of World 2% Regions Commercial Vehicle 7% Revenue growth profile 1 4 - 7% Non - Automotive revenue 3 ~$1.7B >100K Product SKUs 4 >10K Customers globally EBITDA margin target 2 ~24% Notes: 1. Measured as revenue growth CAGR over 2025E - 2028E. 2. Measured as Adjusted EBITDA margin by 2028E. 3. As of 2025E. 4. SKU – Stock Keeping Unit, an identifier for unique product.

CABLE MANAGEMENT AND PROTECTION HIGH - PERFORMANCE INTERCONNECTS CONNECTION SYSTEMS DIGITALIZATION ELECTRIFICATION AUTOMATION 57 Example Products Secular Trends Requiring Engineered Components SOFTWARE - DEFINED SOLUTIONS REQUIRE HIGH PERFORMING, RELIABLE, AND OPTIMIZED COMPONENTS AUTOMATED Engineered and manufactured to support automation across the value chain MODULARIZED Flexible and scalable components to support increasing power and data needs OPTIMIZED Size, weight, power, ergonomics, and customer affordability HARSH ENVIRONMENT Ruggedized for temperature, shock and vibration, moisture and humidity, etc. MISSION CRITICAL Supporting applications requiring guaranteed reliability and performance 2025 Investor Day | November 18, 2025 | Aptiv

Enabling Solutions to Sense, Think, Act, Optimize

COMPREHENSIVE SUITE OF HIGH PERFORMANCE AND COST-EFFECTIVE SOLUTIONS

CONNECTION SYSTEMS AND INTERCONNECTS THAT ENABLE DEVICES AND SYSTEMS TO …

SENSE
Providing edge device sensors with signal and power

THINK
High-integrity transmission of data to central processors

ACT
Secure, efficient integration of power and data throughout electrical architectures

OPTIMIZE
Designing components for more signal and power, while staying smaller, lighter, and cost-effective

… ACROSS ALL INDUSTRIES



Example Products

HERMETIC & RF[1] CONNECTORS
… for applications requiring environmental sealing and RF connectivity

HIGH PERFORMANCE INTERCONNECTS
… for applications demanding high speed and / or high power

HEATSHRINK PROTECTIVE TUBING
… for system protection in harsh environments such as aerospace and sub-sea applications

Note: 1. RF – Radio Frequency.

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Aerospace and Defense Telecom and Datacom Diversified Industrial Commercial Vehicle Automotive End Markets Highly Customized Customized to Standardized Standardized Customized to Standardized Product Characterization Program Size 1,2 Program Lifecycle 2 Market Growth Outlook Margin Opportunity Adv. Engineering, Tooling Strong Distribution Network Global Footprint, Automation Capabilities Product Examples 3 Broad Capabilities Tailored to Market Needs 59 Notes: 1. Program size measured as cumulative volume multiplied by $ content on program over program lifecycle. 2. Estimates of program size and program lifecycle are based on exercise of identified end market and experience with customers. 3. Product images are select examples and non - exhaustive. Charts are illustrative and not to scale. ADDRESSING COMMON REQUIREMENTS, ENABLING ROBUST SOLUTIONS, ACROSS DIVERSIFIED MARKETS 2025 Investor Day | November 18, 2025 | Aptiv

#1 IN CABLE MANAGEMENT FOR AUTOMOTIVE #2 IN AUTOMOTIVE INTERCONNECTS GLOBALLY Enabling exponential increase in electrical load, data processing, and computing power of vehicles Supporting transition from ICE to HEV/PHEV to BEV, requiring higher power, high voltage solutions Enabling evolution to software - defined vehicles with increasingly robust and high - performance hardware MEETING DEMAND FOR INCREASING LEVELS OF SPEED AND POWER, WHILE REDUCING SIZE, WEIGHT, AND COST 60 Industry Leading Position in Automotive 2025 Investor Day | November 18, 2025 | Aptiv

Example | Large Internal Combustion Truck & SUV

CONTINUING TO GROW TECHNOLOGY CONTENT VIA LONG-STANDING CUSTOMER RELATIONSHIP

OPTIMIZE



Low Voltage Electrical Centers and **Fastening Systems**

Proven solutions for management and protection of electrical systems which enable efficient packaging of the architecture in a wide range of vehicle locations

ACT



Safety Restraint Systems

Protecting occupants through safety-critical systems, such as seatbelts and airbags

THINK



Media Modules

Responsive and efficient support for consumer devices

SENSE



High Speed Data Connectivity and **LV Interconnects**

Optimized signal and data distribution options ideally suited for the devices they support

TRUSTED ON CRITICAL PROGRAMS

Expertise in systems integration, testing, and validation for connectivity and electrical distribution components across the platform

80%	Size and weight reduction enabled by mini-coax vs. conventional coax connectors
2+	Seamless multi-device connectivity through patented media module hub technology
50%	Faster charging of connected devices through 40W power delivery per port
+	Solid state relay solutions for improved cooling performance in Heavy Duty variants

Note: Product images represent select examples on identified vehicle program where Engineered Components' product penetration is significant. Product selection is illustrative, not exhaustive.

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Example | Local Chinese OEM Electric Vehicle 62 INDUSTRY LEADING ELECTRIFICATION Systems level approach delivered with unprecedented speed and quality High Voltage Electrical Centers and Fastening Systems Efficiently managing high voltage current for propulsion while ensuring occupants, technicians, and first responders do not come in unintended contact Low Voltage Signal & Data Distribution Increasingly electrified vehicles typically incorporating more sensors, peripherals and actuators Busbar Conductors Supporting efficiencies in routing, cross section, routing aids and termination over cable while delivering industry - leading power for propulsion SENSE THINK OPTIMIZE ACT Less Than 1.5 Years Data and Power Connectors for zonal controllers enabling advanced vehicle architecture From award to production for BDU 1 , meeting customers’ aggressive launch timeline 100% SRS 1 content secured due to proven high performance and cost competitive portfolio 30% Size reduction with next generation BDU development with same customer Notes: 1. BDU – Battery Disconnect Unit. 2. SRS – Safety Restraint Systems. Product images represent select examples on identified vehicle program where Engineered Components’ product penetration is si gni ficant. Product selection is illustrative, not exhaustive. 2025 Investor Day | November 18, 2025 | Aptiv DEVELOPING TECHNOLOGIES FOR NEW OEM REQUIRING UNIQUE SOLUTIONS AND FASTER TIME TO MARKET +

DIVERSIFIED INDUSTRIAL AEROSPACE AND DEFENSE COMMERCIAL VEHICLE TELECOM AND DATACOM SIMILAR REQUIREMENTS Secular Trends Fueling Growth in Other Markets ESTABLISHED NON - AUTOMOTIVE BUSINESS; CURRENTLY >25% OF REVENUES 63 DIVERSIFICATION BENEFITS • Longer lifecycle programs • Additional channels to market • Lower exposure to market cyclicality HARSH ENVIRONMENT MISSION CRITICAL MODULARIZED AUTOMATED OPTIMIZED 2025 Investor Day | November 18, 2025 | Aptiv

Example | Commercial Vehicles

ONE OF THE TOP SUPPLIERS GLOBALLY FOR COMMERCIAL VEHICLES AND CONTINUING TO GAIN SHARE

OPTIMIZE

ACT

THINK

SENSE



Heavy-duty Clamps & Cable Management

Innovative design for assembly with multiple configurations supporting variety of applications



High Voltage Interconnects

High performance power delivery for next gen hybrid and EV architectures in cost effective and assembly efficient designs





Compact Transportation Connection Systems

Field proven with best-in-class reliability and durability; premium vibration, temperature, and sealing performance

GROWING ON- AND OFF-HIGHWAY

Supporting similar technology needs to Automotive, while increasing customer and regional diversity

VOLVO Cummins JOHN DEERE

DAIMLER TRUCK

TRATON IVECO

PACCAR Inc CATERPILLAR

~$500M

REVENUE IN 2025E

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Example | Aerospace and Defense COMBINING STRATEGIC ACQUISITION DOMAIN EXPERTISE WITH COMPLEMENTARY PRODUCT PORTFOLIO THE SKY ISN’T THE LIMIT Trusted in aerospace, defense and even space applications, which present some of the most challenging environments imaginable Major Defense Manufacturers ~$250M REVENUE IN 2025E 65 2025 Investor Day | November 18, 2025 | Aptiv Video Played During Live Presentation

Example | Telecom and Datacom

DATA CENTERS AN EMERGING AND GROWING OPPORTUNITY WITHIN TELECOM AND DATACOM

OPTIMIZE

ACT

THINK

SENSE



GigaDuct Cable Management & Protection

Innovative design for assembly with multiple configurations supporting variety of applications



RapidNet Cable Management

Pre-terminated and tested for fast, high performance deployment and modular design supports flexible, scalable connectivity



Ethernet Cable Assemblies & Connectors

Enabling high bandwidth, low latency data transfer between data center servers and across telecom network

AI & CONNECTIVITY DRIVE GROWTH

Increasing demand for high-speed connectivity and exponential growth in intelligent edge devices driving network growth; AI demanding higher throughput, higher fidelity data transmissions

~$200M

REVENUE IN 2025E

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APTIV

Presenting Large and Growing Addressable Market

STRONG PRESENCE ACROSS END MARKETS WITH STRONG SECULAR GROWTH OPPORTUNITIES

SOLID OPPORTUNITY IN AUTOMOTIVE … … WITH STRONG POSITION ALREADY AND UPSIDE BEYOND AUTO

EC Total Addressable Market (TAM)
$ Billions



TAM CAGR
Vehicle Production CAGR
8%
3%
4%
1%
~$30
~$35
~$40
2022
2025E
2030E
~$85
2030E

CAGR – 2025E-2030E

- **7%** — **DIVERSIFIED INDUSTRIAL**: Industrial automation growth
- **7%** — **TELECOM & DATACOM**[1]: Connectivity demands driving infrastructure expansion; AI demands for data transmission
- **7%** — **AEROSPACE & DEFENSE**: Drones and satellite network growth; Commercial aerospace connectivity
- **4%** — **COMMERCIAL VEHICLE**[2]: Automation and continued technology onboarding
- **4%** — **AUTOMOTIVE**: Advanced safety and connectivity feature growth and continued EV adoption

Note: 1. Datacom end market includes only data center servers. 2. Commercial Vehicle end market includes both on- and off-highway vehicles, as well as other transportation modalities that are smaller in market size, including marine, rail, and transit.

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APTIV

Operational Execution Video 2025 Investor Day | Nov 18, 2025 | Aptiv 68 Video Played During Live Presentation

Engineering Capabilities Supporting Diverse Markets

EXTENSIVE EXPERTISE ACROSS INDUSTRIES, DOMAIN AREAS, REGIONS, AND PRODUCT LINES

CROSS-DOMAIN EXPERTISE DRIVING INNOVATION

- Combining technical and market expertise across teams and business lines to drive product innovations across markets
- Building comprehensive portfolio from standardized, high-volume products to custom engineered, bespoke solutions

PRODUCT-CENTRIC ENGINEERING FOCUS

- Deep expertise with >90% of engineers dedicated to product and manufacturing integration, ensuring seamless design-to-production execution

GLOBAL, COST COMPETITIVE FOOTPRINT

- 6 major technical and engineering centers worldwide, supporting regional innovation and customer support, while maintaining a cost-effective footprint

~50% OF REVENUE FROM NEW PRODUCTS LAUNCHED IN PAST 5 YEARS[1]

~4K HIGHLY SKILLED ENGINEERS

~70% ENGINEERS IN BEST COST COUNTRIES

~5K PATENTS GRANTED



Major Technical and Engineering Centers (6)2

Notes: 1. As of 2024; Reflects new products launched at Aptiv Connection Systems.
2. Major Technical Centers are a sub-category of Engineering Centers.

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APTIV

Supply Chain Management for Connected Solutions

HIGHLY EXPERIENCED WITH NAVIGATING COMPLEX GEOPOLITICAL AND REGULATORY LANDSCAPES

RESILIENT MATERIAL SOURCING STRATEGY

- Deep visibility into multi-level, 11,000-SKU supply chain
- Close to 100% visibility on copper sourced, mapped to either raw ore mines or recyclers
- ~90% of resin sourced in-region, well-positioned against potential supply chain disruption

REAL-TIME DIGITAL RISK MONITORING

- Regular BOM[1] “health” assessments of technological and geopolitical risk factors to support customer resilience strategies

EXPERTISE IN VOLUME AND SPEED

- Over 1B parts shipped, on average, per week[2], with no material production disruptions despite multiple risk events


95%
PARTS COVERAGE UNDER DIGITAL TWIN


5 OEM Customers
ENGAGED WITH SUPPLY CHAIN RESILIENCY ASSESSMENTS[3]


~90%
CRITICAL MATERIALS[4] SOURCED IN-REGION


~99%
COPPER MAPPED DIRECTLY TO SOURCE

Notes: 1. BOM – Bill of Materials. 2. Assumes 260 manufacturing days and 50 manufacturing weeks per year. 3. Resiliency assessments include BOM health checks and sub-tier visibility mapping. 4. Critical materials primarily reflect copper and resins.

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APTIV

Global Manufacturing and Distribution Capabilities

DRIVING INNOVATION, QUALITY, AND ON-TIME DELIVERY AT SIGNIFICANT SCALE

SCALABLE AND FLEXIBLE OPERATIONS

- Ability to produce high volume products and low volume custom engineered solutions while maintaining exceptional quality standards, on-time delivery, and cost competitiveness
- Highly automated and digitalized operations with in-house tooling and equipment enabling agility for customer demands

GLOBAL FOOTPRINT, CO-LOCATED NEAR OEMS

- 61 major manufacturing facilities and distribution centers[1] enabling in-region supply for >10K customers globally, including OEMs, Tier suppliers, and distributors
- Ability to quickly scale within region to meet OEM demands

BROAD REACH ACROSS END MARKETS

- ~4K distribution partners globally driving broader channel access and inroads with additional markets and customers
- Unique Non-Auto competencies such as hermetic sealing, close tolerance machining and military specification readiness

~270M PARTS SHIPPED PER DAY[2]

~20K AVERAGE NEW SKUS LAUNCHED ANNUALLY[3]

99.9% QUALITY[4]

98% ON-TIME DELIVERY[5]



Major Manufacturing Centers (53)[1]
Major Distribution Centers (8)[1]

Notes: 1. Major manufacturing facilities and distribution centers are identified based on internal categorization and square footage of facility. Other major manufacturing facilities within Engineered Components exist and are included in 76 sites cited for New Aptiv footprint. 2. Assumes 260 manufacturing days per year. 3. Reflects average over 2021-2024 across all Engineered Components business lines. 4. Measured as inverse of PPM – Parts per Million. 5. Measured as inverse of IPM – Incidents per Million.

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APTIV

Commercial Capabilities Across Diverse Channels

POSITION AS TIER 2 SUPPLIER SUPPORTS MULTIPLE GROWTH AVENUES ACROSS MARKETS

APTIV

TIER SUPPLIERS

- Opportunity to provide components for integration into larger assemblies/systems
- Scalable access to OEM programs
- Ability to leverage Tier salesforce

DIRECT

- Enhanced customer relationships and increased design influence
- Visibility to product integration and strategy
- Existing library positioning reinforces incumbency, long-term stickiness and reduced barriers to competitor subs

DISTRIBUTION

- Scalable market access
- Leverage sales force / marketing
- Reduced operational complexity
- Low & high-volume product availability

2024-2025YTD Cumulative Bookings[1]

~$9 Billion (Tier Suppliers)

~$4 Billion (Direct)

~$1.5 Billion (Distribution)

~$3 Billion

ORIGINAL EQUIPMENT MANUFACTURES (OEMs)

- Automotive
- Commercial Vehicle

EXPANDED NON-AUTOMOTIVE END MARKETS

- Aerospace & Defense
- Telecom & Datacom
- Diversified Industrial

Note: 1. Cumulative Bookings over 2024-2025YTD of approximately $15B, including $9B from Tiers, $4B from OEM, and $1.5B from Distribution. $4B to OEM and $1.5B to Distribution includes $3B attributable to Non-Automotive markets.

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APTIV

Engineered Components Summary STRONG CROSS - MARKET POSITIONING DRIVES REVENUE GROWTH AND SUSTAINABLE MARGINS Secular trends of Automation, Electrification, and Digitalization drive growth in Automotive TAM and upside in other markets Comprehensive portfolio of advanced interconnect and cable management and protection solutions meet similar requirements across industries Scaled Core Mobility business as #1 in cable management and #2 player in interconnects, with accelerating traction in other markets Targeting 4 - 7% revenue growth 1 and ~24% EBITDA 2 margins through 2028 Upside from proven M&A of accretive, bolt - on acquisitions for enhanced breadth of product portfolio and market exposure 73 2025 Investor Day | November 18, 2025 | Aptiv Notes: 1. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for detail and reconciliation to US GAAP. 2. EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.

APTIV FINANCIALS November 18, 2025 Varun Laroyia Executive Vice President and Chief Financial Officer 2025 Investor Day

Total Aptiv Performance | 2022-2025E

EXECUTING WELL IN A DYNAMIC MACRO ENVIRONMENT TO CONSISTENTLY DELIVER VALUE

2025E

$20.3B	$3.2B	$1.2B	$7.70

2022 - 2025E

REVENUE

4%
Adj. CAGR[1]

- Automotive CAGR of 3%
- Global vehicle production CAGR of 3%[2] , driven by China Local OEMs (+16%)
- Non-Automotive CAGR of 7%, accounting for 19% of revenue

EBITDA[3]

300BPS+
Cumulative Margin Expansion

- Significant performance benefits, offsetting headwinds from labor economics, FX, and commodities
- Elimination of certain costs related to COVID and supply chain disruption

FREE CASH FLOW[4]

~$4B
Cumulative FCF Generation

- Net of $3.4B in capital expenditures

EARNINGS PER SHARE[3]

30%+
CAGR

- Reflecting solid revenue and OI growth
- Supplemented by share repurchases, net of interest expense

Notes: 1. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for detail and reconciliation to US GAAP. 2. Vehicle production CAGR based on Aptiv weighted market, i.e. weighted to geographic locations in which Aptiv generates revenue. 3. EBITDA and EPS adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP. 4. Free cash flow measured as Operating cash flow less Capital expenditures. See Appendix for reconciliation to US GAAP.

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APTIV

New Aptiv Value Creation Framework 76 BUSINESS STRATEGY DRIVES ATTRACTIVE FINANCIAL PROFILE Secular trends driving growth opportunity in Automotive and other end markets, with common customer needs that Aptiv can address STRATEGY CREATING LONG TERM VALUE Robust operating model with technical expertise, tools, and systems driving operational rigor and cost - effective solutions for customers Comprehensive product portfolio to capture expanding market opportunity, with products delivered at scale in Auto well suited for other markets and customers REVENUE GROWTH MARGIN EXPANSION CAPITAL ALLOCATION CASH FLOW GENERATION 2025 Investor Day | November 18, 2025 | Aptiv

Delivering a Compelling Financial Profile

DRIVEN BY STRONG PRODUCT PORTFOLIO AND RESILIENT OPERATING MODEL

Financial Framework through 2028E

REVENUE	Strong revenue growth[1] of **4-7%** per annum
EBITDA	Cumulative EBITDA[2] margin expansion of **~200bps**
EPS	Leading to **mid-teens growth rate** in EPS[2] per annum
CASH FLOW	Converting into **~$4B** of cumulative free cash flow[3] over 2026E-2028E
CAPITAL ALLOCATION	Disciplined capital deployment strategy

Notes: 1. Revenue CAGR excludes impact of FX and Commodities. See Appendix for detail and reconciliation to US GAAP. 2. EBITDA and EPS adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP. 3. Free cash flow defined as Operating cash flow less Capital expenditures. See Appendix for reconciliation to US GAAP.

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REVENUE Strong Revenue Growth to Continue 78 DRIVEN BY COMPREHENSIVE PRODUCT PORTFOLIO AND EXPANSION INTO OTHER MARKETS 2025E REVENUE MIX 2025E - 2028E 4 - 7% GROWTH PER ANNUM • $65B cumulative bookings since 2022 • Assumed global vehicle production 2 CAGR of +1% • Auto growth driven by increasing content from electrification, ADAS / in - cabin features, and software - defined vehicle architectures, across both business segments • Non - Auto growth of 8 - 10%, predominantly from Other Industrials markets, with lower CV growth in line with production $ Billions Automotive 76% Other Industrials 14% End Markets North America 34% Europe, Middle East and Africa 38% Asia Pacific 27% Rest of World 1% Regions Commercial Vehicle (CV) 10% % of Revenue $10.2 $12.4 $14 - $15 2022 2025E 2028E 5% Adj. 1 CAGR 4 - 7% Adj. 1 CAGR Notes: 1. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for detail and reconciliation to US GAAP. 2. Vehicle production CAGR based on Aptiv weighted market share, i.e. weighted to geographic locations in which Aptiv generat es revenue. 2025 Investor Day | November 18, 2025 | Aptiv

Multiple Levers to Improve Cost Structure

MARGIN EXPANSION DRIVEN BY OPERATIONAL EXCELLENCE

COST STRUCTURE

% of Revenue



EBITDA Margin[1]
Engineering
SG&A & Other
Material & Manufacturing
~19%
6%
13%
62%
~21%
7%
12%
60%
2025E
2028E

2025E-2028E COST STRUCTURE ACTIONS

- Material performance delivered through engineering design and vendor negotiations
- Manufacturing performance driven by footprint consolidation and rotation and other initiatives, partially offset by labor inflation
- SG&A & Other driven by overhead cost reduction initiatives, partially offset by commercial investments in Non-Auto markets
- Increase in Engineering spend related to investments in enterprise and A&D software products, as well as broadening of Non-Auto Engineered Components product portfolio

Note: 1. EBITDA margin reflects EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.

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APTIV

Driving EBITDA Margin Expansion

FUTURE MARGIN EXPANSION DRIVEN BY SALES GROWTH, OPERATING PERFORMANCE, AND IMPROVING MIX

EBITDA MARGIN[1]

% of Revenue



~470BPS
~200BPS
14.0%
18.7%
~21%
2022
2025E
2028E

2025E-2028E DRIVERS

- Strong flow through on sales growth, net of normalized price downs of 1% to 2%
- Continued growth in higher margin product areas, particularly in Software & Services
- Material & Manufacturing and SG&A performance benefits, partially offset by continued unfavorable labor inflation
- Minimal impact from changes in FX and commodity prices
- Stranded costs of ~$70M upon separation, which fully exit cost structure by 2028

Note: 1. EBITDA margin reflects EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.

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APTIV

EBITDA MARGIN 2 6.8% 14.7% ~16.5% 2022 2025E 2028E REVENUE $4.5 $5.3 $0.1 $0.6 $4.6 $5.8 ~$7 2022 2025E 2028E Software & Services Sensors & Compute Segment Review: Intelligent Systems 2025 Investor Day | November 18, 2025 | Aptiv 81 TECHNOLOGY AND SOFTWARE DRIVING STRONG GROWTH FOR BOTH REVENUE AND EBITDA 2025E - 2028E REVENUE GROWTH • $33B cumulative bookings since 2022 • Auto growth across both product lines, driven by launch of new ADAS and UX programs • Mid - teens growth in Software & Services revenue • Double digit growth in Other Industrials MARGIN EXPANSION • Improvement in product mix, namely Software & Services • Benefits of strong operating performance, partially offset by increasing investments in engineering $ Billions % of Revenue 6% Adj. 1 CAGR 4 - 7% Adj. 1 CAGR ~790 BPS ~180 BPS Notes: 1. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for detail and reconciliation to US GAAP. 2. EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.

REVENUE $4.1 $5.0 $1.5 $1.7 $5.6 $6.7 ~$8 2022 2025E 2028E Non- Automotive Automotive EBITDA MARGIN 2 19.8% 22.0% ~24% 2022 2025E 2028E Segment Review: Engineered Components 2025 Investor Day | November 18, 2025 | Aptiv 82 MULTIPLE END MARKETS DRIVING PROFITABLE AND SUSTAINABLE GROWTH 2025E - 2028E REVENUE GROWTH • $32B cumulative bookings since 2022 • Auto revenue growth driven by launch of new programs across regions, as well as continued traction with Local China OEMs • High single digit growth in Other Industrials • Strong growth into Distribution channels serving multiple end markets MARGIN EXPANSION • Improving end market mix towards Other Industrials • Benefits from improved performance, as well as SG&A cost reduction 4% Adj. 1 CAGR 4 - 7% Adj. 1 CAGR % of Revenue $ Billions Notes: 1. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for detail and reconciliation to US GAAP. 2. EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP. ~220 BPS ~200 BPS

Delivering Mid-Teens EPS Growth

DRIVEN BY STRONG EARNINGS WITH UPSIDE FROM CAPITAL ALLOCATION

NEW APTIV EARNINGS PER SHARE[1]

$ Billions



Mid-Teens % CAGR
~$7.70
~$2.20
~$5.50
~$8.00
2025E [2]
Pro Forma Adjustment [3]
2025E New Aptiv PF EPS
2028E New Aptiv EPS

2025E-2028E DRIVERS

- 4-7% revenue growth per annum
- ~200bps of EBITDA margin expansion to ~21%
- Assumes no change in interest expense following recapitalization post separation
- Slight increase in effective tax rate
- Assumes a constant share count

… WITH POTENTIAL UPSIDE VIA CAPITAL ALLOCATION

Notes: 1. EPS adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP. 2. 2025E reflects Total Aptiv EPS at midpoint of guidance established at 3Q 2025 Earnings. 3. Pro-Form Adjustment does not reflect standalone EDS EPS, but rather the net impact of the separation to New Aptiv, including changes to tax and interest expense.

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APTIV

Attractive Capital Allocation Priorities 2025 Investor Day | November 18, 2025 | Aptiv 84 INVESTMENTS IN THE BUSINESS BALANCED WITH COMMITMENT TO RETURNING CAPITAL TO SHAREHOLDERS MAINTAIN INVESTMENT GRADE BALANCE SHEET • Targeting gross leverage of 2.0x – 2.5x FREE CASH FLOW 1 ~$ 4 B Cumulative FCF Generation during 2026E to 2028E Note: 1. Free cash flow measured as Operating cash flow less Capital expenditures. See Appendix for reconciliation to US GAAP . INVEST IN ORGANIC GROWTH OPPORTUNITIES • Reinvest to capitalize on growth and expansion opportunities RETURN CAPITAL TO SHAREHOLDERS • Excess free cash flow to be used for share repurchases STRATEGIC INORGANIC INVESTMENTS • Build scale and diversification

M&A Playbook to Drive Value Creation 85 OPPORTUNITIES TO FURTHER STRENGTHEN AND DIVERSIFY BUSINESS ACQUISITIONS DRIVING SCALE • Enhancing competitive position • Increasing penetration across end markets via bolt - on acquisitions • Accretive to financial profile • Generates synergies TRANSACTION FOCUS CONSIDERATIONS • Expansion into target markets • Further buildout of product portfolio • Enhancing systems engineering capabilities PRODUCT AND TECH PORTFOLIO ADDS Leverage playbook to increase scale in similar tech / product areas across diversified end markets Augment existing tech / product portfolio through partnerships, investments, and bolt - on acquisitions 2025 Investor Day | November 18, 2025 | Aptiv

Well Positioned to Create Long Term Value

PROVEN BUSINESS MODEL TODAY; UNLOCKING VALUE TOMORROW; DRIVING SUSTAINABLE VALUE IN FUTURE

	Financial Framework through 2028E
REVENUE	Strong revenue growth[1] of **4-7%** per annum
EBITDA	**~200bps** of cumulative EBITDA[2] margin expansion
EPS	**Mid-teens growth rate** in EPS[2] with further upside through capital allocation opportunities
CASH FLOW	Generating **~$4B** of cumulative free cash flow[3] over 2026E-2028E
CAPITAL ALLOCATION	Enables investment in organic and inorganic growth opportunities, and the return of excess cash to shareholders

Notes: 1. Revenue CAGR excludes impact of FX and Commodities. See Appendix for reconciliation to US GAAP. 2. EBITDA and EPS adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP. 3. Free cash flow defined as Operating cash flow less Capital expenditures. See Appendix for reconciliation to US GAAP.

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APTIV

ELECTRICAL DISTRIBUTION SYSTEMS November 18, 2025 Joseph T. Liotine Executive Vice President and President, Electrical Distribution Systems

Key Messages 88 Secular trends driving demands for higher speed, data, and power distribution across vehicles Differentiated as a full - service solutions provider for OEMs across comprehensive product portfolio Industry - leading scale in automotive with rigorous and best - in - class operating model Resulting in attractive financial profile and opportunity for accretive capital deployment Opportunity for product and end market expansion, as well as participation in industry consolidation Signal transmission and power distribution at the right time to the right place Enabling more automated, electrified, and digitalized solutions ELECTRICAL DISTRIBUTION SYSTEMS 2025 Investor Day | November 18, 2025 | Aptiv

KEY METRICS EDS at a Glance 89 INDUSTRY - LEADING PROVIDER OF LOW AND HIGH VOLTAGE POWER, SIGNAL, AND DATA DISTRIBUTION Revenue with top global automakers 10 of 10 EBITDA margin target 2 ~12% Revenue growth profile 1 3 - 4% Revenue from 21 of 25 top global vehicle platforms 3 45% Revenue from EDS - influenced E/E architectures 4 >75% 2025 Investor Day | November 18, 2025 | Aptiv Notes: 1. Measured as revenue CAGR over 2025E - 2028E. 2. Measured as Adjusted EBITDA margin by 2028. 3. 2025E, Represents % of an nual revenue attributable to top 25 global vehicle programs, of which EDS has content on 21. 4. 2025E, Represents % of revenue not attributable to Buil d t o Print ( BtP ) architectures. 2025E REVENUE | $8.6B Low Voltage 89% High Voltage 11% North America 41% Europe, Middle East and Africa 24% Asia Pacific 32% Rest of World 3% Automotive 90% Commercial Vehicle 10% Other Industrials <1% Product Groups Regions End Markets

90 EDS Business Priorities Post Separation UNLOCKING VALUE FOR SHAREHOLDERS AS AN INDEPENDENT COMPANY 2025 Investor Day | November 18, 2025 | Aptiv FURTHER STRENGTHEN MARKET LEADING POSITION • Increase share by leveraging full - service capabilities and best - in - class operating model • Leverage scale and capabilities in Automotive and other high - value end markets CONSISTENTLY DELIVER STRONG FINANCIAL RESULTS • Sustain Automotive revenue growth and strategically augment in target end markets • Leverage scale for strong free cash flow generation CONTINUE TO OPTIMIZE COST STRUCTURE • Leverage design capabilities and tools to expand automation deployment • Continue to optimize manufacturing footprint DELIVER INCREMENTAL VALUE THROUGH DISCIPLINED CAPITAL DEPLOYMENT • Competitive dividend to shareholders, with excess cash towards share repurchases • Invest in organic and inorganic growth opportunities

Secular Trends Requiring More Robust Solutions TRENDS REQUIRE ADVANCED ARCHITECTURE SOLUTIONS AND STRONG SUPPLIER CAPABILITIES 91 BUSINESS REQUIREMENTS FOR ARCHITECTURE SUPPLIERS AUTOMATION ELECTRIFICATION DIGITALIZATION GLOBAL SCALE AND RESILIENT SUPPLY CHAIN • Providing customers with same product at same quality for global platforms across all regions • Localized manufacturing and resilient supply chain to mitigate geopolitical risk and ensure consistency of supply END - TO - END CAPABILITIES • Offering early engagement with customers to understand precise needs and requirements • Offering solutions ranging from components to full systems that are optimized for performance and cost PRODUCT REQUIREMENTS FOR ELECTRICAL ARCHITECTURES OPTIMIZED DESIGN Enabling size, weight, power, and cost savings for customers MISSION CRITICAL Supporting systems that require guaranteed reliability and performance 2025 Investor Day | November 18, 2025 | Aptiv ADVANCED FEATURE ENABLEMENT Enabling shift to xEVs and higher ADAS, UX, and other data - rich and power - intensive features

GLOBAL MANUFACTURING & SUPPLY CHAIN RESILIENCY • Proprietary in - house manufacturing automation processes to improve quality, cost, and throughput • Digital tools, external intelligence and in - house expertise to strengthen supply chain resiliency Differentiated by Full - Service Solutions Offering 92 UNIQUE CAPABILITIES FROM ARCHITECTURE OPTIMIZATION TO EXECUTION Influence to design out commoditized content and design in value - add content for customers and EDS COMPREHENSIVE PORTFOLIO • Design innovation leader with ~700 patents and patent innovations • Over 50 patents and applications on assembly line automation • Strong portfolio ranging from distributed architectures to domain and zonal optimized architectures DESIGN OPTIMIZATION • Early and close collaboration with customers to understand and align with vehicle / platform needs • Proprietary software for electrical architecture development and drawing, enabling customization, automation, and digital integration 2025 Investor Day | November 18, 2025 | Aptiv

Comprehensive Product Portfolio 2025 Investor Day | November 18, 2025 | Aptiv 93 OPTIMIZED SOLUTIONS ENABLING MORE AUTOMATED, ELECTRIFIED, AND FE ATURE - RICH VEHICLES HIGH VOLTAGE (HV) ELECTRICAL ARCHITECTURES • High voltage power distribution for xEV propulsion • Cables and HV cord sets supporting efficient, high - performance charging • Designed for global compliance and scalable manufacturing LOW VOLTAGE (LV) ELECTRICAL ARCHITECTURES • Signal, data, and low voltage power distribution • Solutions optimized for weight, cost and performance • Custom copper and aluminum cables for tailored requirements

Content and Architecture Evolution Drives Value

ENGINEERING SOLUTIONS TO DRIVE COST OUT, DRIVE VALUE-ADD CONTENT IN, SUPPORTING PROFITABILITY



EDS Addressable Content per Vehicle
($ CPV)1
1%
CAGR
~$740
~$830
~$770
2025
Baseline
Content
Growth
2030
Baseline
Optimization
& Price
2030
Optimized
Key
High Voltage
Low Voltage

- Content from higher Electrification, ADAS, and additional features
- Pass through, margin-dilutive copper content
- Ability to automate during manufacturing and assembly

MARGIN ACCRETIVE

Note: 1. Represents weighted average EDS content per vehicle based on estimated TAM divided by total global vehicle production.

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APTIV

Examples | Optimization Delivering Value

UNIQUE ABILITY TO CREATE VALUE FOR CUSTOMERS ACROSS ARCHITECTURE TYPES

LEADING TRUCK / SUV PLATFORM — **HIGH PERFORMANCE SUV**

DOMAIN ARCHITECTURE — **ZONAL ARCHITECTURE**

INCREMENTAL APPROACH — CLEAN-SHEET APPROACH

Process-Only[1]

Automating 19% of manufacturing labor hours

- Reducing 'touch time' in harness assembly
- Targeting high-value automation opportunities
- Improving throughput, quality and efficiency

Design Optimization

~10% weight reduction

- Improving design through partitioning, splice placement, system layout
- Reducing wire cross-section and enhanced wire types
- Simplifying manufacturability and routing for easier vehicle assembly

Fully Optimized Design

~30% weight reduction

- Re-architected design from mega harness to zonal partitioning
- Applied up-integration to reduce wire splices and simplify device connectivity
- Introduced modular connectors


BASELINE
APTIV OPTIMIZED

Note: 1. Reflects no design change to electrical architecture.

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APTIV

Scale and Position in Automotive is Significant 2025 Investor Day | November 18, 2025 | Aptiv 96 DOMINANT MARKET POSITION DRIVEN BY COMPREHENSIVE PORTFOLIO AND F ULL - SERVICE OFFERINGS Top 3 AUTOMOTIVE ELECTRICAL ARCHITECTURE PROVIDER IN ALL MAJOR REGIONS On 9 of top 10 global platforms With >1,900 project launches 1 per year Across 550 global vehicle platforms On 1 of every 3 BEVs On 1 of every 6 vehicles globally Supporting >50 customers Note: 1. Project represents a unique wiring harness board code. A typical global vehicle program has multiple EDS projects.

Automotive Capabilities Translate to Other Markets 2025 Investor Day | November 18, 2025 | Aptiv 97 DIVERSIFYING REVENUES AND IDENTIFYING MARKETS WITH ATTRACTIVE EC ONOMICS AND RIGHT TO PLAY PRODUCT REQUIREMENTS OPTIMIZED DESIGN MISSION CRITICAL BUSINESS REQUIREMENTS END - TO - END CAPABILITIES GLOBAL SCALE & SUPPLY CHAIN FEATURE ENABLEMENT Additional Opportunities Strategic Focus Markets

>$800M 2025E Revenue Progress Both Within and Beyond Core Mobility 2025 Investor Day | November 18, 2025 | Aptiv 98 PROVEN SUCCESS IN COMMERCIAL VEHICLE AND EARLY SUCCESS IN NEW MA RKETS Commercial Vehicle & Off - Highway Energy Storage >$15B 2030E Addressable Market >$6.5B Cumulative Bookings over 2022 - 2025E ~$3B 2030E Addressable Market New Business Bookings and Pipeline Opportunities >$150M • Launches : First production launch of power distribution solution for energy storage commenced in Q3 2025 • Awards : Low voltage and high voltage content for consumer and industrial energy storage applications across regions • Pipeline examples : • EU OEM for power distribution system in battery energy storage mobile container • Chinese battery maker for power distribution, cord sets

Large Auto Addressable Market, with Upside

CONTINUED GROWTH IN AUTOMOTIVE FROM INCREASINGLY ELECTRIFIED AND FEATURE-RICH VEHICLES

CONTINUED GROWTH IN AUTOMOTIVE …

EDS Total Addressable Market (TAM)
$ Billions



TAM CAGR
5%
2%
Vehicle Production CAGR
3%
1%
~$60
~$70
~$75
2022
2025E
2030E

… WITH SOLID UPSIDE BEYOND AUTOMOTIVE



~$145
2030E

CAGR – 2025E-2030E

- **6%** — **DIVERSIFIED INDUSTRIAL**: Targeted expansion and early success in projects across energy storage and robotics
- **8%** — **TELECOM & DATACOM[1]**: Growing demands for advanced architectures in data centers, infrastructure, enterprise networks
- **8%** — **AEROSPACE & DEFENSE**: Opportunity for end market expansion into growing segments like drones
- **3%** — **COMMERCIAL VEHICLE[2]**: Increasing EV, ADAS, and UX across on/off-highway vehicles, incl. construction and agriculture
- **2%** — **AUTOMOTIVE**: High voltage content from electrification; Add'l ADAS/UX content; Architecture evolutions

Note: 1. Datacom end market includes only data center servers. 2. Commercial Vehicle end market includes both on- and off-highway vehicles, as well as other transportation modalities that are smaller in market size, including marine, rail, and transit.

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APTIV

2025 Investor Day | November 18, 2025 | Aptiv 100 Video Played During Live Presentation

Proprietary Engineering Tools, Including iHarness

PROPRIETARY DESIGN TOOL OFFERING CUSTOMERS DIFFERENTIATION AND SIGNIFICANT VALUE

iHarness Pillars

TRANSLATION iCustomer Data Translator	Seamless data transfer from OEM systems into standardized format processable in EDS tool suite
DESIGN Product Engineering	Import of translated design elements into standard format allowing design completion and verification on one intuitive interface
BUILD Manufacturing Engineering	Exports released drawing from design to manufacturing; carries out rule checks; creates board drawing and wire kits; produces work introductions; generates digital twin of manufactured harness
INTEGRATION Velocity Container Analyzer	Viewer tool to visualize (2D and 3D) electrical architectural design, including features to integrate design changes, improving productivity, quality, and timing

50% REDUCTION IN DESIGN TIME USING PROPRIETARY TOOLS

7.5K HIGHLY SKILLED ENGINEERS

875 ENGINEERS WORKING HAND-IN-HAND WITH CUSTOMERS

~700 PATENTS AND PATENT APPLICATIONS



Engineering Centers (6)
Manufacturing
Engineering Workforce
Product
Other

101 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

Supported by a Resilient Supply Chain

EXPERTISE IN MANAGING COMPLEXITY ACROSS SUPPLY CHAIN WITH PRECISION AND RESILIENCY

INTEGRATED

- **Rapid order-to-delivery** of complex and unique architectures powered by advanced lean tools and adaptive planning with customers and supply base

LOCALIZED

- **In-region, for-region** supply chain balance necessary proximity to customers with just-in-time product model, while also maintaining a cost-effective footprint

RESILIENT

- **Extensive supply traceability** down to sub-tier level through digital twin ensuring supply continuity and risk mitigation

200M
PARTS RECEIVED PER DAY[1]

95%
SUPPLIER VISIBILITY TO AT LEAST TIER 3 LEVEL

>95%
CABLE SOURCED IN-REGION

~99%
CABLE VALUE CHAIN MAPPED DOWN TO COPPER SOURCE

Example KSK Program

- **1 of ~1,000** unique electrical architecture variations for 1 vehicle model
- **Order to VIN specific delivery = <10 days**
- **Manufacturing time = 2 days** for multiple harnesses on program
- Manufactured in best cost country, then shipped to warehouse located near OEM


Serbia → Germany
2.5 days of shipping
Germany
Customer collects from warehouse
Serbia
2 days to manufacture

Notes: 1. Assumes 260 manufacturing days per year.

102 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

Unparalleled Global Manufacturing Scale

PROVIDING CUSTOMERS GLOBAL SCALE WITH AN IN-REGION, FOR-REGION MANUFACTURING FOOTPRINT

INTEGRATED DEVELOPMENT TO DELIVERY

- Offering customers flexible solutions with agile and responsive operations, optimizing for both performance and cost, as well as quality and on-time delivery

EXPERTISE MANAGING COMPLEXITY

- Flexibility enabling 45K engineering change requests from customers, resulting in over 40M electrical architecture changes per year
- Powerful manufacturing allowing near build-to-order capability for billions of customer combinations

GLOBAL MANUFACTURING SCALE

- Regional production model within key global regions and footprint in best cost countries mitigating exposure to global trade policy and disruptions to customers
- Increasing level of automation in manufacturing processes, improving cost and quality

>1.5M PARTS SHIPPED PER DAY[1]

>1.5K SHIP TO LOCATIONS ACROSS CUSTOMERS

99.9% QUALITY[2]

99.9% ON-TIME DELIVERY[3]


Manufacturing Facilities (76)
Hourly Workforce
Best Cost
~133,000
Hourly Employees*
*Includes 40k Contingent employees

Notes: 1. Assumes 260 manufacturing days per year. 2. Measured as inverse of PPM – Parts per Million. 3. Measured as inverse of IPM – Incidents per Million.

103 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

Customer Engagement Driving Commercial Success

DEEP UNDERSTANDING OF CUSTOMER NEEDS AND ABILITY TO SUPPORT VIA DIFFERENTIATED CAPABILITIES

ELECTRICAL ARCHITECTURE PARTNER OF CHOICE

TECHNOLOGY COLLABORATION

Deep technical engagement with customers to understand their architecture roadmaps and requirements

PROPRIETARY TOOLSET

Leveraging technical expertise and purpose-built software tools to define tailored architecture which is designed for manufacturing



Early Engagement
Advanced Development
RFI
Pursuit
RFQ
Prospecting
Negotiation / Award
Delivery / Supply
Delivery
Pre-launch
SOP
Change Mgmt
Development

CONTINUOUS IMPROVEMENT

Ongoing collaboration to deliver cost and quality enhancements, while supporting change requests and new feature additions

FLAWLESS EXECUTION

Agile, localized operations with consistent processes to deliver complex architecture variants on-time with high-quality

WINNING IN ALL THE RIGHT AREAS

2024-2025YTD Cumulative Bookings

>$25B **Total**
~$12.5B PER ANNUM

% Share of 2024-2025YTD Bookings

~60%
North America bookings on Truck / SUV platforms

~50%
Europe bookings on Top 25 platforms

>55%
China bookings with Local OEMs

104 *2025 Investor Day | November 18, 2025 | Aptiv*

APTIV

Well Positioned for Success and Value Creation 2025 Investor Day | November 18, 2025 | Aptiv 105 Secular trends for higher data, signal, and power distribution, driving growth in Auto TAM and opportunity in other markets SEPARATION EXPECTED TO DRIVE SIGNIFICANT VALUE FOR CUSTOMERS, EMPLOYEES, AND SHAREHOLDERS Differentiation as a full - service provider supports strong market position and opportunity amid architecture evolutions Scaled Auto business and rigorous operating model driving best - in - class margin profile, with opportunities for improvement Resulting in attractive financial profile , with revenue growth 1 of 3 - 4% and 200bps of EBITDA 2 margin expansion over medium term Focus on disciplined capital allocation , including a competitive dividend, opportunistic M&A, and excess cash returned to shareholders Notes: 1. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for detail and reconciliation to US GAAP. 2. EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.

EDS FINANCIALS November 18, 2025 Varun Laroyia Executive Vice President and Chief Financial Officer

~$0.9B EDS Financial Performance | 2022 - 2025E 2025 Investor Day | November 18, 2025 | Aptiv 107 DEMONSTRATING SOLID REVENUE GROWTH AND MARGIN EXPANSION IN A DYNAMIC ENVIRONMENT Notes: 1. 2025E Bookings reflects 2025YTD. 2022 - 2025E Bookings reflect through 2025YTD. 2. Revenue CAGR excludes impact of FX an d Commodities. 3. Vehicle production CAGR based on Aptiv weighted market share, i.e. weighted to geographic locations in which Aptiv generates revenue. 4. EBITDA adjusted for restructuring and other special items. See A ppe ndix for detail and reconciliation to US GAAP. REVENUE • Automotive revenue CAGR of 2%, versus global vehicle production CAGR of 3% 3 • Commercial Vehicle revenue CAGR of 8%, driven by Light CV (LCV) platforms 3 % Adj. CAGR 2 EBITDA 4 • Driven by volume flow - through and performance benefit, offsetting significant labor inflation and FX/Commodities headwinds • Acceleration of manufacturing performance driven by footprint consolidation and rotation 40 BPS Cumulative Margin Expansion 2025E 2022 - 2025E $8.6B BOOKINGS • $43B of Automotive and $7B of Commercial Vehicle bookings • Includes $7B of bookings with Local China OEMs $50 B + Cumulative Bookings 1 $7.3B 1

Strategy Driving Value Creation 2025 Investor Day | November 18, 2025 | Aptiv 108 STRONG BUSINESS FOUNDATION SUPPORTS VALUE CREATION FRAMEWORK STRONG BUSINESS FOUNDATION Secular trends are driving demand for faster data transfer, greater bandwidth, and advanced power distribution across vehicles Differentiated as a full - service solutions provider for OEMs across comprehensive product portfolio Global scale in Automotive with industry - leading operating model Positioned to drive industry consolidation , as well as expansion into other markets REVENUE GROWTH MARGIN EXPANSION CAPITAL ALLOCATION CASH FLOW GENERATION

Driving Industry Leading Financial Results

POISED TO CAPITALIZE ON STRONG PERFORMANCE AND DRIVE FUTURE GROWTH

Financial Framework through 2028E

REVENUE	Revenue growth[1] of **3-4%** per annum
EBITDA	Cumulative EBITDA[2] margin expansion of **~200 bps**
NET INCOME	Leading to **low-teens growth rate** in Net Income[2] per annum
CASH FLOW	Converting into **~$1B** of cumulative free cash flow[3] over 2026E-2028E
CAPITAL ALLOCATION	Disciplined capital allocation anchored by a competitive dividend

Notes: 1. Revenue CAGR excludes impact of FX and Commodities. 2. EBITDA and Net Income adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP. 3. Free cash flow defined as Operating cash flow less Capital expenditures. See Appendix for reconciliation to US GAAP.

109 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

REVENUE $8.0 $8.6 ~$10 2022 2025E 2028E Solid Revenue Growth Profile 2025 Investor Day | November 18, 2025 | Aptiv 110 DRIVEN BY GLOBAL SCALE AND CAPABILITIES 2025E REVENUE MIX 2025E – 2028E: 3 - 4% GROWTH PER ANNUM • $7B cumulative bookings with Local China OEMs, and $7B with CV OEMs since 2022 • Assumed global vehicle production 2 CAGR of +1% • Revenue growth driven by new program launches across regions and double digit growth in Electrification revenue $ Billions Automotive 90% Other Industrials <1% End Markets North America 41% Europe, Middle East and Africa 24% Asia Pacific 32% Rest of World 3% Regions Commercial Vehicle 10% % of Revenue 3% Adj. 1 CAGR 3 - 4% Adj. 1 CAGR Notes: 1. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for historical detail and reconciliation to US GAAP. 2. Vehicle production CAGR based on Aptiv weighted market share, i.e. weighted to geographic locations in which Aptiv generat es revenue.

Continuous Focus on Further Optimizing Cost Structure

INDUSTRY-LEADING FLEXIBLE COST STRUCTURE IS A COMPETITIVE ADVANTAGE

COST STRUCTURE



% of Revenue
EBITDA Margin[1]
Engineering
SG&A & Other
Material & Manufacturing
10%
3%
7%
80%
~12%
3%
6%
79%
2025E
2028E

2025E–2028E COST STRUCTURE ACTIONS

- Material performance delivered through engineering design changes driving savings and vendor negotiations
- Manufacturing performance driven by footprint consolidation and rotation, and increased automation, partially offset by labor inflation
- Reduction in SG&A & Other as a result of overhead cost reduction initiatives, partially offset by investment in resources to address Non-Auto growth initiatives
- Engineering productivity driven by favorable resource consolidation in best cost countries and increased digitalization, partially offset by ongoing investment in products and processes

Note: 1. EBITDA margin reflects EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.

111 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

Continue to Expand Industry-Leading Margins

DRIVEN BY FLOW THROUGH ON VOLUMES AND STRONG OPERATING MODEL


EBITDA MARGIN[1]
% of Revenue
40BPS
~200BPS
9.6%
10.0%
~12%
2022
2025E
2028E

2025E–2028E DRIVERS

- Flow through on revenue growth, net of normalized price downs of 1% to 2%
- Continued increase in mix of higher margin full-service programs
- Material, manufacturing and SG&A performance, partially offset by unfavorable labor economics
- Minimal impact from changes in FX and commodity prices

Note: 1. EBITDA margin reflects EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.

112 2025 Investor Day | November 18, 2025 | Aptiv

Positioned for Reliable Bottom Line Growth

REVENUE GROWTH AND MARGIN EXPANSION LEADING TO STRONG GROWTH IN NET INCOME


NET INCOME[1]
LOW TEENS
CAGR
2025E-2028E

2025E-2028E DRIVERS

- 3-4% revenue growth[2] per annum
- ~200bps of EBITDA[1] margin expansion to ~12%
- Assumes no change in interest expense following standalone debt incurrence

WITH POTENTIAL UPSIDE VIA CAPITAL ALLOCATION

Notes: 1. Net Income and EBITDA adjusted for restructuring and other special items. See Appendix for detail and reconciliation to US GAAP.
2. Revenue CAGR excludes impact of M&A, FX, and Commodities. See Appendix for detail and reconciliation to US GAAP.

113 2025 Investor Day | November 18, 2025 | Aptiv

APTIV

2025 Investor Day | November 18, 2025 | Aptiv 114 Disciplined Capital Allocation Strategy DRIVING SIGNIFICANT SHAREHOLDER VALUE PRUDENT BALANCE SHEET MANAGEMENT • Target gross leverage of 2.0x - 2.5x RETURN CASH TO SHAREHOLDERS • Pay a competitive dividend • Return excess cash through share repurchases INVEST IN ORGANIC GROWTH • Increase manufacturing processes automation and further optimize footprint • Enhance competitive cost structure FREE CASH FLOW 1 ~$ 1 B Cumulative FCF Generation during 2026E to 2028E Note: 1. Free cash flow measured as Operating cash flow less Capital expenditures. See Appendix for reconciliation to US GAAP . PURSUE BOLT - ON ACQUISITION OPPORTUNITIES • Strengthen Automotive market position

Plan to Separate with a Strong Balance Sheet 2025 Investor Day | November 18, 2025 | Aptiv 115 FLEXIBLE CAPITAL STRUCTURE WITH SOLID LIQUIDITY FORECASTED DEBT PROFILE 1 TARGETED DEBT STRUCTURE 1 ADDITIONAL LIQUIDITY 1 $1.9 $1.6 $0.3 Gross Debt Dividend to New Aptiv Cash to Balance Sheet $1.6 Net Debt $ Billions Note: 1. Reflects anticipated capital structure at separation, as of date presented. Subject to change based on macroeconomic , c apital markets, and any other idiosyncratic company developments prior to separation. Term Loan A Other Unsecured Debt $500M $1,350M Revolving Credit Facility $850M

2025 Investor Day | November 18, 2025 | Aptiv 116 FURTHER LEVERAGING A DISCIPLINED CAPITAL ALLOCATION STRATEGY Incremental opportunity to increase shareholder value RESULTING IN AN ATTRACTIVE FINANCIAL PROFILE Enabled by best - in - class operational execution Positioned for Value Creation PURSUING UNIQUE MARKET OPPORTUNITY AND CAPITAL MARKET STRATEGY BENEFITING FROM SECULAR GROWTH TAILWINDS Driving demands for increased vehicle electrification and vehicle content LEVERAGING A COMPREHENSIVE LOW AND HIGH - VOLTAGE PRODUCT PORTFOLIO Augmented by unique capabilities from architecture optimization to execution DIFFERENTIATED BY AN INDUSTRY - LEADING OPERATING MODEL Industry - leading engineering capabilities, global manufacturing scale, and resilient supply chain

APPENDIX November 18, 2025 2025 Investor Day

Aptiv Adjusted Revenue Growth 2025 Investor Day | November 18, 2025 | Aptiv 119 2025E 1 2024 2023 2022 3% (2%) 15% 12% Reported net sales % change 1% - % (1%) (4%) Less: foreign currency exchange and commodities - % - % 4% - % Less: acquisitions 2% (2%) 12% 16% Adjusted revenue growth Note: 1. Prepared at the estimated midpoint of the Company’s financial guidance range established at Q3 2025 Earnings.

Aptiv Non - US GAAP Financial Metrics: Adjusted EBITDA 2025 Investor Day | November 18, 2025 | Aptiv 120 2025E 1 2022 ($ millions) 265 594 Net income attributable to Aptiv 360 219 Interest expense 570 121 Income tax expense 10 (4) Net (loss) income attributable to noncontrolling interest (a) 990 762 Depreciation and amortization 2,195 1,692 EBITDA (45) 54 Other expense (income), net (45) - Net gain on equity method transactions 40 279 Equity loss, net of tax 200 85 Restructuring 210 26 Other acquisition and portfolio project costs, including costs related to the planned spin - off of the EDS business 20 - Compensation expense related to acquisitions 650 - Goodwill impairment (5) - Gain on asset sale - 54 Other charges related to Ukraine/Russia conflict 3,220 2,190 Total Aptiv Adjusted EBITDA (900) Pro - Forma adjustment (b) 2,320 Pro - Forma New Aptiv Adjusted EBITDA Notes: 1. Prepared at the estimated mid - point of the Company's financial guidance range. (a) Includes portion attributable to redeemable noncontrolling interest. (b) Reflects net impact of EDS separation to New Aptiv.

Aptiv Non - US GAAP Financial Metrics: Adjusted Net Income and NI Per Share 2025 Investor Day | November 18, 2025 | Aptiv 121 2025E 1 2022 ($ millions, except per share amounts) 265 531 Net income attributable to ordinary shareholders - 63 Mandatory convertible preferred share dividends 265 594 Net income attributable to Aptiv Adjusting items: 210 149 Amortization 200 85 Restructuring 210 26 Other acquisition and portfolio project costs, including costs related to the planned spin - off of the EDS business 10 8 Asset impairments 650 - Goodwill impairment 20 - Compensation expense related to acquisitions (45) - Net gain on equity method transactions (5) - Gain on asset sale - 29 Other charges related to Ukraine/Russia conflict (a) - 61 Costs associated with acquisitions and other transactions - 52 Loss on change in fair value of publicly traded equity securities 195 (37) Tax impact of adjusting items (b) 1,710 967 Adjusted net income attributable to Aptiv 222.00 283.55 Adjusted weighted average number of diluted shares outstanding (c) 1.20 1.96 Diluted net income per share attributable to ordinary shareholders 7.70 3.41 Total Aptiv Adjusted net income per share (2.20) Pro - Forma adjustment (d) 5.50 Pro - Forma New Aptiv Adjusted net income per share Notes: On following slide.

Aptiv Non - US GAAP Financial Metrics: Adjusted Net Income and NI Per Share 2025 Investor Day | November 18, 2025 | Aptiv 122 Notes: 1. Prepared at the estimated mid - point of the Company's financial guidance range. (a) Adjustment is reduced by the portion of charges attributable to noncontrolling interest for our majority owned Russian subsid iar y. (b) Represents the income tax impacts of the adjustments made for amortization, restructuring and other special items by calc ula ting the income tax impact of these items using the appropriate tax rate for the jurisdiction where the charges were incurred. (c) In June 2020, the Company issued $1,150 million in aggregate liquidation preference of 5.50% Mandatory Convertible Prefer red Shares (the "MCPS") and received proceeds of $1,115 million, after deducting expenses and the underwriters’ discount of $35 million. Dividends on the MCPS are payable on a cumulative basis at an annual rate of 5.50% on the liquidation preference of $100 per share. Unless earlier converted, each share of MCPS will automatically convert on June 15, 2023 into between 1.0754 and 1.3173 shares of Aptiv’s ordinary shares, subject to further anti - dilution adjustments. For purposes of calculating Adjusted Net Income Per Share, the C ompany has excluded the anticipated MCPS cash dividends and assumed the “if - converted” method of share dilution (the incremental ordinary shares deemed outstanding applying the “if - converted” method of calculating share dilution are referred to as the “Weighted average MCPS Converted Shares” on the next slide). The Adjusted Weighted Average Number of Diluted Shares Outstandi ng assumes the conversion of all 11.5 million MCPS and issuance of the underlying ordinary shares applying the “if - converted” method (method already applied for U.S. GAAP purposes of calculating the weighted average number of diluted shares outstanding for the year ended December 31, 2020) on a weighted average outstanding basis for all periods subsequent to issuance of the MCPS. We believe that using the “if - converted” method provides additional in sight to investors on the potential impact of the MCPS once they are converted into ordinary shares no later than June 15, 2023. (d) Reflects net impact of EDS separation to New Aptiv.

Aptiv Shares Outstanding 2025 Investor Day | November 18, 2025 | Aptiv 123 2025E 1 2022 (millions) 222.00 270.90 Weighted average ordinary shares outstanding, basic - 0.28 Dilutive shares related to RSUs 222.00 271.18 Weighted average ordinary shares outstanding, including dilutive shares - 12.37 Weighted average MCPS Converted Shares (a) 222.00 283.55 Adjusted weighted average ordinary shares outstanding, including dilutive shares Note 1. Prepared at the estimated midpoint of the Company’s financial guidance range established at Q3 2025 Earnings. (a) The Adjusted Weighted Average Number of Diluted Shares Outstanding assumes the conversion of all 11.5 million MCPS and is sua nce of the underlying ordinary shares applying the “if - converted” method (method already applied for U.S. GAAP purposes of calculating the weighted average number of diluted shares outstanding for the year ended December 31, 2 020 ) on a weighted average outstanding basis for all periods subsequent to issuance of the MCPS.

Aptiv Free Cash Flow 2025 Investor Day | November 18, 2025 | Aptiv 124 Note: 1. Prepared at the estimated mid - point of the Company's financial guidance range. (a) Reflects net impact of EDS separation to New Aptiv. 2025E 1 2024 2023 2022 ($ millions) 2,000 2,446 1,896 1,263 Net cash provided by operating activities (780) (830) (906) (844) Less: capital expenditures 1,220 1,616 990 419 Total Aptiv Free Cash Flow (220) Pro - Forma adjustment (a) 1,000 Pro - Forma New Aptiv Free Cash Flow

EDS Adjusted Revenue Growth 125 2025E 1 2024 2023 2022 4% (6%) 10% 18% Reported net sales % change (1%) - % 2% 4% Less: foreign currency exchange and commodities 3% (6%) 12% 22% Adjusted revenue growth Note: 1. Reflects 2025E EDS Pro - forma financials. Prepared at the estimated midpoint of the Company’s financial guidance range. 2025 Investor Day | November 18, 2025 | Aptiv

Pro - Forma EDS Non - US GAAP Financial Metrics: Adjusted EBITDA 126 2025E 1 2022 ($ millions) 333 422 Net income attributable to EDS 108 - Interest expense 97 116 Income tax expense 16 (4) Net (loss) income attributable to non - controlling interest 239 218 Depreciation and amortization 793 752 EBITDA (14) (9) Other income, net (16) (20) Equity income, net of tax 85 7 Restructuring 17 39 Other acquisition and portfolio project costs 865 769 Adjusted EBITDA 2025 Investor Day | November 18, 2025 | Aptiv Note: 1. Reflects 2025E EDS Pro - forma financials. Prepared at the estimated midpoint of the Company’s financial guidance range.